Johnson Controls, Inc.

                  $500,000,000 Medium-Term Notes, Series D
                 Due Nine Months or More From Date of Issue

                          Selling Agency Agreement


                                                           December 2, 1997
                                                         New York, New York


BancAmerica Robertson Stephens
231 South LaSalle Street, 17th Floor
Chicago, IL 60697

First Chicago Capital Markets, Inc.
One First National Plaza
Chicago, IL   60670

Goldman, Sachs & Co.
4900 Sears Tower
Chicago, IL   60606

J.P. Morgan Securities Inc.
60 Wall Street, 13th Floor
New York, NY  10260

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY   10036

NationsBanc Montgomery Securities, Inc.
100 North Tryon Street
Charlotte, NC   28255

Ladies and Gentlemen:

         Johnson Controls, Inc., a Wisconsin corporation (the "Company"), confirms its agreement with each of you with respect to the issue and sale by the Company of up to $500,000,000 aggregate principal amount of its Medium-Term Notes, Series D, Due Nine Months or More from Date of Issue (the "Notes"). The Notes will be issued under an indenture (the "Indenture") dated as of February 22, 1995, as amended, between the Company and Chase Manhattan Bank Delaware, as trustee (the "Trustee"). Unless otherwise specifically provided for



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and set forth in a Pricing Supplement (as defined below), the Notes will be issued in minimum denominations of $1,000 and in denominations exceeding such amount by integral multiples of $1,000, will be issued only in fully registered form and will have the interest rates, maturities and, if applicable, other terms set forth in such Pricing Supplement. The Notes will be issued, and the terms thereof established, in accordance with the Indenture and the Medium-Term Notes Administrative Procedures attached hereto as Exhibit A (the "Procedures") (unless a Terms Agreement (as defined in Section 2(b)) modifies or otherwise supersedes such Procedures with respect to the Notes issued pursuant to such Terms Agreement). The Procedures may be amended only by written agreement of the Company and you after notice to, and with the approval of, the Trustee. For the purposes of this Agreement, the term "Agent" shall refer to any of you acting solely in the capacity as agent for the Company pursuant to Section 2(a) and not as principal (collectively, the "Agents"), the term "Purchaser" shall refer to one of you acting solely as principal pursuant to Section 2(b) and not as agent, and the term "you" shall refer to you collectively whether at any time any of you is acting in both such capacities or in either such capacity. In acting under this Agreement, in whatever capacity, each of you is acting individually and not jointly.

                  1. Representations and Warranties. The Company represents and warrants to, and agrees with, you as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (d) hereof.

                  (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form (File Number: 333-13525), including a basic prospectus, which has become effective, for the registration under the Act of $1,500,000,000 aggregate principal amount of common stock, preferred stock, debt securities (the "Securities"), including the Notes, warrants to purchase common stock, warrants to purchase preferred stock and warrants to purchase Securities. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(ix) or (x) under the Act and complies in all other material respects with said Rule. The Company has included in such registration statement, or has filed or will file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act, a supplement to the form of prospectus included in such registration statement relating to the Notes and the plan of distribution thereof (the "Prospectus Supplement"). In connection with the sale of Notes the Company proposes to file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act further supplements to the Prospectus Supplement (each a "Pricing Supplement") specifying the interest rates, maturity dates and, if appropriate, other similar terms of the Notes sold pursuant hereto or the offering thereof.

                  (b) As of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission, as of the date of a Terms Agreement and at the date of delivery by the Company of any Notes sold hereunder (a "Closing Date"), (i) the Registration Statement, as amended as of any such time, and the Prospectus, as



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         supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the Securities Exchange Act of 1934 (the "Exchange Act") and the respective rules thereunder; (ii) the Registration Statement, as amended as of any such time, did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and (iii) the Prospectus, as supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T- 1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by any of you specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

                  (c) As of the time any Notes are issued and sold hereunder, the Indenture will constitute a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect) and such Notes will have been duly authorized, executed, authenticated and, when paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture.

                  (d) The Remarketing Agreement (as defined in the Prospectus Supplement), if applicable, has been duly and validly authorized, executed and delivered by the Company and, assuming the Remarketing Agreement has been duly authorized, executed and delivered by the Remarketing Agents (as defined in the Prospectus Supplement), will be a valid and legally binding agreement of the Company.

                  (e) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the form of basic prospectus relating to the Securities contained in the Registration Statement at the Effective Date. "Prospectus" shall mean the Basic Prospectus as supplemented by the Prospectus Supplement. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial



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



         statements, as amended at the Execution Time. "Rule 415" and "Rule 424" refer to such rules under the Act. Any reference herein to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

                  2. Appointment of Agents; Solicitation by the Agents of Offers to Purchase; Sales of Notes to a Purchaser.

                  (a) Subject to the terms and conditions set forth herein, the Company hereby authorizes each of the Agents to act as its agent to solicit offers for the purchase of all or part of the Notes from the Company.

                  On the basis of the representations and warranties, and subject to the terms and conditions set forth herein, each of the Agents agrees, as agent of the Company, to use its reasonable efforts to solicit offers to purchase the Notes from the Company upon the terms and conditions set forth in the Prospectus (and any supplement thereto) and in the Procedures. Each Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Except as provided in Section 2(b), under no circumstances will any Agent be obligated to purchase any Notes for its own account. It is understood and agreed, however, that any Agent may purchase Notes as principal pursuant to Section 2(b).

                  The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Notes. Upon receipt of instructions from the Company, the Agents will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

                  The Company agrees to pay each Agent a commission, on the Closing Date with respect to each sale of Notes by the Company as a result of a solicitation made by such Agent, in an amount equal to that percentage specified in Schedule I hereto of the



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



         aggregate principal amount of the Notes sold by the Company. Such commission shall be payable as specified in the Procedures.

                  Subject to the provisions of this Section and to the Procedures, offers for the purchase of Notes may be solicited by an Agent as agent for the Company at such time and in such amounts as such Agent deems advisable. The Company may from time to time offer Notes for sale otherwise than through an Agent; provided, however, that so long as this Agreement is in effect the Company shall not solicit or accept offers to purchase Notes through any agent other than an Agent unless (i) such other agent shall have entered into an agreement with the Company containing terms substantially identical (including the commission schedule) to those set forth in this Agreement and (ii) the Company shall provide to each of the Agents notice of any agent that signs an agreement as provided in the foregoing clause (i).

                  (b) Subject to the terms and conditions stated herein, whenever the Company and any of you determines that the Company shall sell Notes directly to any of you as principal, each such sale of Notes shall be made in accordance with the terms of this Agreement and a supplemental agreement relating to such sale. Each such supplemental agreement (which may be either an oral or written agreement) is herein referred to as a "Terms Agreement". Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto and shall specify the aggregate principal amount of such Notes, the price to be paid to the Company for such Notes, the maturity date of such Notes, the rate at which interest will be paid on such Notes, the dates on which interest will be paid on such Notes and the record date with respect to each such payment of interest, the Closing Date for the purchase of such Notes, the place of delivery of the Notes and payment therefor, the method of payment and any requirements for the delivery of opinions of counsel, certificates from the Company or its officers or a letter from the Company's independent public accountants as described in Section 6(b). Any such Terms Agreement may also specify the period of time referred to in Section 4(m). Any written Terms Agreement may be in the form attached hereto as Exhibit B. The Purchaser's commitment to purchase Notes shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth.

                  Delivery of the certificates for Notes sold to the Purchaser pursuant to a Terms Agreement shall be made not later than the Closing Date agreed to in such Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the Procedures unless otherwise agreed to between the Company and the Purchaser in such Terms Agreement.

                  Unless otherwise agreed to between the Company and the Purchaser in a Terms Agreement, any Note sold to a Purchaser (i) shall be purchased by such Purchaser at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to an agency sale of a Note of identical maturity (or Initial



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         Interest Rate Period in the case of Remarketed Notes) and (ii) may be resold by such Purchaser at varying prices from time to time or, if set forth in the applicable Terms Agreement and Pricing Supplement, at a fixed public offering price. In connection with any resale of Notes purchased, a Purchaser may use a selling or dealer group and may reallow to any broker or dealer any portion of the discount or commission payable pursuant hereto.

                  3. Offering and Sale of Notes. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

                  4. Agreements. The Company agrees with you that:

                  (a) Prior to the termination of the offering of the Notes (including by way of resale by a Purchaser of Notes), the Company will not file any amendment of the Registration Statement or supplement to the Prospectus (except for (i) periodic or current reports filed under the Exchange Act, (ii) a supplement relating to any offering of Notes providing solely for the specification of or a change in the maturity dates, interest rates, issuance prices or other similar terms of any Notes or (iii) a supplement relating to an offering of Securities other than the Notes) unless the Company has furnished each of you a copy for your review prior to filing and given each of you a reasonable opportunity to comment on any such proposed amendment or supplement. Subject to the foregoing sentence, the Company will cause each supplement to the Prospectus to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to you of such filing. The Company will promptly advise each of you (i) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (ii) when, prior to termination of any offering of Notes, any amendment of the Registration Statement shall have been filed or become effective,
         (iii) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or to supplement the Prospectus to comply with the Act or the



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



         Exchange Act or the respective rules thereunder, the Company promptly will (i) notify each of you to suspend solicitation of offers to purchase Notes (and, if so notified by the Company, each of you shall forthwith suspend such solicitation and cease using the Prospectus as then supplemented), (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and (iii) supply any supplemented Prospectus to each of you in such quantities as you may reasonably request. If such amendment or supplement, and any documents, certificates and opinions furnished to each of you pursuant to paragraph (g) of this Section 4 in connection with the preparation or filing of such amendment or supplement are satisfactory in all respects to you, you will, upon the filing of such amendment or supplement with the Commission and upon the effectiveness of an amendment to the Registration Statement, if such an amendment is required, resume your obligation to solicit offers to purchase Notes hereunder.

                  (c) The Company, during the period when a prospectus relating to the Notes is required to be delivered under the Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and will furnish to each of you copies of such documents. In addition, on or prior to the date on which the Company makes any announcement to the general public concerning earnings or concerning any other event which is required to be described, or which the Company proposes to describe, in a document filed pursuant to the Exchange Act, the Company will furnish to each of you the information contained or to be contained in such announcement. The Company also will furnish to each of you copies of all press releases or announcements furnished to news or wire services and any other material press releases and announcements. The Company will immediately notify each of you of (i) any decrease in the rating of the Notes or any other debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or (ii) any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating with negative implications, as soon as the Company learns of any such decrease or notice.

                  (d) As soon as practicable, the Company will make generally available to its security holders and to each of you an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (e) The Company will furnish to each of you and your counsel, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus may be required by the Act, as many copies of the Prospectus and any supplement thereto as you may reasonably request.

                  (f) The Company will arrange for the qualification of the Notes for sale under the laws of such jurisdictions as any of you may designate, will maintain such qualifications in effect so long as required for the distribution of the Notes, and will arrange for the determination of the legality of the Notes for purchase by institutional investors; provided, however, that the Company shall not be obligated thereby to qualify as a foreign corporation, or to become subject to taxes, in any jurisdiction in which it is not currently so qualified or so subject.

                  (g) The Company shall furnish to each of you such information, documents, certificates of officers of the Company and opinions of counsel for the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Prospectus, and any amendments thereof or supplements thereto, the Indenture, the Notes, this Agreement, the Procedures and the performance by the Company and you of its and your respective obligations hereunder and thereunder as any of you may from time to time and at any time prior to the termination of this Agreement reasonably request.

                  (h) The Company shall, whether or not any sale of the Notes is consummated, (i) pay all expenses incident to the performance of its obligations under this Agreement and any Terms Agreement, including the fees and disbursements of its accountants and counsel, the fees and disbursements of counsel for the Agents, the cost of printing or other production and delivery of the Registration Statement, the Prospectus, all amendments thereof and supplements thereto, the Indenture, this Agreement, any Terms Agreement and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements, including fees of counsel, incurred in compliance with Section 4(f), the fees and disbursements of the Trustee and the fees of any agency that rates the Notes and (ii) reimburse each of you upon written request for all reasonable out-of-pocket expenses, if any, incurred by you in connection with this Agreement.

                  (i) Each acceptance by the Company of an offer to purchase Notes will be deemed to be an affirmation that its representations and warranties contained in this Agreement are true and correct at the time of such acceptance, as though made at and as of such time, and a covenant that such representations and warranties will be true and correct at the time of delivery to the purchaser of the Notes relating to such acceptance, as though made at and as of such time (it being understood that for purposes of the foregoing affirmation and covenant such representations and warranties shall relate to the Registration Statement and Prospectus as amended or supplemented at each such time). Each such acceptance by the Company of an offer for the purchase of Notes shall be deemed to constitute an additional representation, warranty and agreement by the Company that, as of the settlement date for the sale of such Notes, after giving effect to the issuance of such Notes, of any other Notes to be issued on or prior to such settlement date and of any other Securities to be issued and sold by the Company on or prior to such settlement date, the aggregate amount of Securities (including any Notes) which have been issued and sold by the Company will not exceed the amount of Securities registered pursuant to the Registration Statement. The Company will inform you promptly upon your request of the aggregate amount of Securities registered under the Registration Statement which remain unsold.

                  (j) Each time that the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement relating to any offering of Securities other than the Notes or providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto), the Company will deliver or cause to be delivered promptly to each of you a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form reasonably satisfactory to you, of the same tenor as the certificate referred to in Section 5(d) but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission and to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement.

                  (k) Each time that the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement (i) relating to any offering of Securities other than the Notes, (ii) providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto or
         (iii) setting forth or incorporating by reference financial statements or other information as of and for a fiscal quarter, unless, in the case of clause (iii) above, in the reasonable judgment of any of you, such financial statements or other information are of such a nature that an opinion of counsel should be furnished), the Company shall furnish or cause to be furnished promptly to each of you a written opinion of counsel of the Company reasonably satisfactory to each of you, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form satisfactory to each of you, of the same tenor as the opinion referred to in Section 5(b) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement or, in lieu of such opinion, counsel last furnishing such an opinion to you may furnish each of you with a letter to the effect that you may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement).

                  (l) Each time that the Registration Statement or the Prospectus is amended or supplemented to include or incorporate amended or supplemental financial information, the Company shall cause its independent public accountants promptly to furnish each of you a letter, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form reasonably satisfactory to each of you, of the same tenor as the letter referred to in Section 5(e) with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter; provided, however, that, if the Registration Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference financial information as of and for a fiscal quarter, the Company's independent public accountants may limit the scope of such letter, which shall be reasonably satisfactory in form to each of you, to the unaudited financial statements, the related "Management's Discussion and Analysis of Financial Condition and Results of Operations," the information contained in the updated Exhibit 12 to the Registration Statement and any other information of an accounting, financial or statistical nature included in such amendment or supplement, unless, in the reasonable judgment of any of you, such letter should cover other information or changes in specified financial statement line items. The Company shall not be required to comply with the provisions of this Section 4(1) during any period (which may occur from time to time during the term of this Agreement) for which the Company has instructed the Agents to suspend the solicitation of offers to purchase Notes; provided that, during any such period, any Purchaser does not then hold any Notes pursuant to a Terms Agreement. The Company shall be required to comply with the provisions of this Section 4(1) prior to instructing the Agents to resume the solicitation of offers to purchase Notes or prior to entering into a Terms Agreement.

                  (m) During the period, if any, specified (whether orally or in writing) in any Terms Agreement, the Company shall not, without the prior consent of the Purchaser thereunder, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company (other than the Notes being sold pursuant to such Terms Agreement).

                  (n) The Company confirms as of the date hereof, and each acceptance by the Company of an offer to purchase Notes will be deemed to be an affirmation, that the Company is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Securities and Exchange Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

                  (o) Each time that the Registration Statement or the Prospectus is amended or supplemented by means of the filing of the Company's Quarterly Report on Form 10-Q, the Company shall include with such filing an update to Exhibit 12 to the Registration Statement.

                  5. Conditions to the Obligations of the Agents. The obligations of each Agent to solicit offers to purchase the Notes shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission and as of each Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company shall have furnished to each Agent the opinion of John P. Kennedy, Esq., Vice President, Secretary and General Counsel of the Company, or other counsel reasonably satisfactory to each Agent, dated the Execution Time, to the effect that:

                           (i) each of the Company and each of its
                  subsidiaries that is a "Significant Subsidiary" of the Company as that term is defined in Regulation S-X of the Commission (individually a "Subsidiary" and collectively the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business;

                           (ii) all the outstanding shares of capital stock
                  of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

                           (iii) the Company's authorized equity
                  capitalization is as set forth in the Prospectus; and the Notes conform to the description thereof contained in the Prospectus (subject to the insertion in the Notes of the maturity dates, the interest rates and other similar terms thereof which will be described in supplements to the Prospectus as contemplated by the fourth sentence of
                  Section 1(a) of this Agreement);

                           (iv) the Indenture has been duly authorized,
                  executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect); and the Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture;

                           (v) to the best knowledge of such counsel, there
                  is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated by reference in the Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

                           (vi) the Registration Statement has become
                  effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been or will be made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and the Registration Statement and the Prospectus (other than the financial statements and other financial information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; and such counsel has no reason to believe that the Registration Statement at the Effective Date or at the Execution Time contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (vii) this Agreement has been duly authorized,
                  executed and delivered by the Company;

                           (viii) no consent, approval, authorization or
                  order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the sale of the Notes as contemplated by this Agreement and such other approvals (specified in such opinion) as have been obtained;

                           (ix) neither the execution and delivery of the
                  Indenture and the Remarketing Agreement, if applicable, the issue and sale of the Notes, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound or any judgment, order, regulation or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries;

                           (x) no holders of securities of the Company have
                  rights to the registration of such securities under the Registration Statement; and

                           (xi) the Remarketing Agreement, if applicable,
                  has been duly and validly authorized, executed and delivered by the Company.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Wisconsin or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Agent and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the date such opinion is rendered.

                  (c) Each Agent shall have received from Mayer, Brown & Platt (or other counsel satisfactory to the Agents), counsel for the Agents, such opinion or opinions, dated the date hereof, with respect to the issuance and sale of the Notes, the Indenture, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (d) The Company shall have furnished to each Agent a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Execution Time, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

                           (i) the representations and warranties of the
                  Company in this Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Agents to solicit offers to purchase the Notes;

                           (ii) no stop order suspending the effectiveness
                  of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           (iii) since the date of the most recent
                  financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (e) At or prior to the date of first delivery by the Company of any Notes sold hereunder, Price Waterhouse LLP shall have furnished to each Agent a letter or letters (which may refer to letters previously delivered to the Agents), dated as of the Execution Time, in form and substance satisfactory to the Agents, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                           (i) in their opinion the audited financial
                  statements, financial statement schedules and pro forma financial statements, if any, included or incorporated in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                           (ii) on the basis of a reading of the latest
                  unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and committees of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements included or incorporated in the Prospectus, nothing came to their attention which caused them to believe that:

                                    (1) any unaudited financial statements
                           included or incorporated in the Registration
                           Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Prospectus;

                                    (2) with respect to the period
                           subsequent to the date of the most recent financial statements (other than any capsule information), audited or unaudited, included or incorporated in the Registration Statement and the Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, or such other date mutually agreed upon by the Company and the Agents, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders' equity of the Company as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year in net revenues or income before income taxes or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Agents; or

                                    (3) the amounts included in any
                           unaudited "capsule" information included or incorporated in the Registration Statement and the Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Prospectus;

                           (iii) they have performed certain other
                  specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus and in Exhibit 12 to the Registration Statement, including the information included or incorporated in the specified Items of the Company's Annual Report on Form 10- K, incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                           (iv) if unaudited pro forma financial statements
                  are included or incorporated in the Registration Statement and the Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                  References to the Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

                  (f) Prior to the Execution Time, the Company shall have furnished to each Agent such further information, documents, certificates and opinions of counsel as the Agents may reasonably request.

                  If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to such Agents and counsel for the Agents, this Agreement and all obligations of any Agent hereunder may be cancelled at any time by the Agents. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                  The documents required to be delivered by this Section 5 shall be delivered at the office of Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois 60603, on the date hereof (or the office of other counsel designated by and satisfactory to the Purchaser).

                  6. Conditions to the Obligations of a Purchaser. The obligations of a Purchaser to purchase any Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein as of the date of the related Terms Agreement and as of the Closing Date for such Notes, to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

                  (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) To the extent agreed to between the Company and the Purchaser in a Terms Agreement, the Purchaser shall have received, appropriately updated, (i) a certificate of the Company, dated as of the Closing Date, to the effect set forth in Section 5(d) (except that references to the Prospectus shall be to the Prospectus as supplemented as of the date of such Terms Agreement), (ii) the opinion of John P. Kennedy, Esq., Vice President, Secretary and General Counsel of the Company, or other counsel reasonably satisfactory to the Purchaser, dated as of the Closing Date, to the effect set forth in Section 5(b), (iii) the opinion of Mayer, Brown & Platt (or other counsel satisfactory to the Purchaser), counsel for the Purchaser, dated as of the Closing Date, to the effect set forth in Section 5(c), and (iv) letter of Price Waterhouse LLP, independent accountants for the Company, dated as of the Closing Date, to the effect set forth in Section 5(e).

                  (c) Prior to the Closing Date, the Company shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement and the applicable Terms Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement or such Terms Agreement and required to be delivered to the Purchaser pursuant to the terms hereof and thereof shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser and its counsel, such Terms Agreement and all obligations of the Purchaser thereunder and with respect to the Notes subject thereto may be cancelled at, or at any time prior to, the respective Closing Date by the Purchaser. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                  7. Right of Person Who Agreed to Purchase to Refuse to Purchase. (a) The Company agrees that any person who has agreed to purchase and pay for any Note pursuant to a solicitation by any of the Agents shall have the right to refuse to purchase such Note if, at the Closing Date therefor, any condition set forth in Section 5 or 6, as applicable, shall not be satisfied.

                  (b) The Company agrees that any person who has agreed to purchase and pay for any Note pursuant to a solicitation by any of the Agents shall have the right to refuse to purchase such Note if, subsequent to the agreement to purchase such Note, any change, condition or development specified in any of Sections 9(b)(i) through (v) shall have occurred (with the judgment of the Agent which presented the offer to purchase such Note being substituted for any judgment of a Purchaser required therein) the effect of which is, in the judgment of the Agent which presented the offer to purchase such Note, so material and adverse as to make it impractical or inadvisable to proceed with the sale and delivery of such Note (it being understood that under no circumstance shall any such Agent have any duty or obligation to the Company or to any such person to exercise the judgment permitted to be exercised under this Section 7(b) and
Section 9(b)).

                  8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each of you, the directors, officers, employees and agents of each of you and each person who controls each of you within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which you, they or any of you or them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Prospectus or any preliminary Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by any of you specifically for inclusion therein and (ii) such indemnity with respect to the Prospectus or any preliminary Prospectus shall not inure to the benefit of any of you (or any person controlling any of you) to the extent that any such loss, claim or damage or liability resulted from the fact that you sold Notes to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to you and the untrue statement or omission of a material fact contained in the Prospectus or any preliminary Prospectus was corrected in the Prospectus (or the Prospectus as supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each of you agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to you, but only with reference to written information relating to such of you furnished to the Company by such of you specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which you may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph
(a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (provided, however, that the indemnifying party shall not be liable for the fees, costs or expenses of more than one separate counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph
(a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and each of you agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of you may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by each of you from the offering of the Notes from which such Losses arise; provided, however, that in no case shall any of you be responsible for any amount in excess of the commissions received by such of you in connection with the sale of Notes from which such Losses arise (or, in the case of Notes sold pursuant to a Terms Agreement, the aggregate commissions that would have been received by such of you if such commissions had been payable). If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and each of you shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of each of you in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) of the Notes from which such Losses arise, and benefits received by each of you shall be deemed to be equal to the total commissions received by such of you in connection with the sale of Notes from which such Losses arise (or, in the case of Notes sold pursuant to a Terms Agreement, the aggregate commissions that would have been received by such of you if such commissions had been payable). Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or any of you. The Company and each of you agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls any of you within the meaning of the Act or the Exchange Act and each director, officer, employee and agent of any of you shall have the same rights to contribution as you and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  9. Termination. (a) This Agreement will continue in effect until terminated as provided in this Section 9. This Agreement may be terminated either by the Company as to any Agent or by any of you insofar as this Agreement relates to any Agent, by giving written notice of such termination to such Agent or the Company, as the case may be. This Agreement shall so terminate at the close of business on the first business day following the receipt of such notice by the party to whom such notice is given. In the event of such termination, no party shall have any liability to the other party hereto, except as provided in the fourth paragraph of Section 2(a), Section 4(h), Section 8 and Section 10.

                  (b) Each Terms Agreement shall be subject to termination in the absolute discretion of the Purchaser, by notice given to the Company prior to delivery of any payment for any Note to be purchased thereunder, if prior to such time (i) there shall have occurred, subsequent to the agreement to purchase such Note, any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which is, in the judgment of the Purchaser, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of such Note, (ii) there shall have been, subsequent to the agreement to purchase such Note, any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating with negative implications, (iii) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (iv) a banking moratorium shall have been declared by either Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Purchaser, impracticable or inadvisable to proceed with the offering or delivery of such Notes as contemplated by the Prospectus (exclusive of any supplement thereto).

                  10. Survival of Certain Provisions. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of you or the Company or any of the directors, officers, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Notes. The provisions of Sections 4(h) and 8 hereof shall survive the termination or cancellation of this Agreement. The provisions of this Agreement (including without limitation Section 7 hereof) applicable to any purchase of a Note for which an agreement to purchase exists prior to the termination hereof shall survive any termination of this Agreement. If at the time of termination of this Agreement any Purchaser shall own any Notes with the intention of selling them, the provisions of Section 4 shall remain in effect until such Notes are sold by the Purchaser.

                  11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to any of you, will be mailed, delivered, facsimiled or telegraphed and confirmed to such of you, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 5757 North Green Bay Avenue, Milwaukee, Wisconsin 53209, attention of the Secretary.

                  12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, their respective successors, the directors, officers, employees, agents and controlling persons referred to in Section 8 hereof and, to the extent provided in Section 7, any person who has agreed to purchase Notes, and no other person will have any right or obligation hereunder.

                  13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and you.


                                       Very truly yours,

                                       Johnson Controls, Inc.


                                       By: /s/ Stephen A. Roell
                                           -----------------------------
                                                       Vice-President

                                       By: /s/ Ben Bastianen
                                           -----------------------------
                                                       Treasurer


The foregoing Agreement is
hereby confirmed and accepted
as of the date
hereof.

BancAmerica Robertson Stephens


By: /s/ James Baldino
    ----------------------------------
      Managing Director


First Chicago Capital Markets, Inc.


By: /s/ Evonne W. Taylor
    ----------------------------------
      Vice President

Goldman, Sachs & Co.


By: /s/ Goldman, Sachs & Co.
    -------------------------------
      [title]


J.P. Morgan Securities Inc.


By: /s/ Raymond Schmitt
    -------------------------------
       Vice President


Morgan Stanley & Co. Incorporated


By: /s/ Harold J. Hendershot III
    --------------------------------



NationsBanc Montgomery Securities, Inc.


By: /s/ Lynn T. McConnell
    --------------------------------
      Director

                                 SCHEDULE I


Commissions:

                  The Company agrees to pay each Agent a commission equal to the following percentage of the principal amount of each Note sold on an agency basis by such Agent:

             Term*                                        Commission Rate
             -----                                        ---------------
More than nine months to less than twelve
         months                                                .125%

Twelve months to less than eighteen months                     .150

Eighteen months to less than two years                         .200

Two years to less than three years                             .250

Three years to less than four years                            .350

Four years to less than five years                             .450

Five years to less than six years                              .500

Six years to less than seven years                             .550

Seven years to less than ten years                             .600

Ten years to less than fifteen years                           .625

Fifteen years to less than twenty years                        .700

Twenty years to less than thirty years                         .750

Thirty years or more                            Negotiated at the Time of Sale



----------------------------------------
*        Or Initial Interest Rate Period, in the case of Remarketed Notes.

         Unless otherwise specified in the applicable Terms Agreement, the discount or commission payable to a Purchaser shall be determined on the basis of the commission schedule set forth above.

Address for Notice to you:
--------------------------

         Notices to BancAmerica Robertson Stephens shall be directed to it at 231 South LaSalle Street, 17th Floor, Chicago, IL 60697, Attention of Matthew Carey, MTN Product Management.

         Notices to First Chicago Capital Markets, Inc. shall be directed to it at One First National Plaza, Chicago, IL 60670-0595, Attention of Corporate Securities Structuring.

         Notices to Goldman, Sachs & Co. shall be directed to it at 85 Broad Street, New York, NY 10004, Attention of Money Market Origination Department.

         Notices to J.P. Morgan Securities Inc. shall be directed to it at 60 Wall Street, 13th Floor, New York, NY 10260-0060, Attention of the Transaction Execution Group.

         Notices to Morgan Stanley & Co. Incorporated shall be directed to it at 1585 Broadway, 2nd Floor, New York, NY 10036, Attention: Manager - Continuously Offered Products; with a copy to Morgan Stanley & Co. Incorporated at 1585 Broadway, 34th Floor, New York, NY 10036,
Attention: Peter Cooper, Investment Banking Information Center.

         Notices to NationsBanc Montgomery Securities, Inc. shall be directed to it at 100 North Tryon Street, NC1-007-07-01, Charlotte, NC 28255.

                                                             EXHIBIT A


                           JOHNSON CONTROLS, INC.

                 Medium-Term Note Administrative Procedures
                 ------------------------------------------
                              December 2, 1997
                              ----------------


         The Medium-Term Notes, Series D, Due Nine Months or More from Date of Issue (the "Notes") of Johnson Controls, Inc. (the "Company") are to be offered on a continuing basis. BancAmerica Robertson Stephens, First Chicago Capital Markets, Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated and NationsBanc Montgomery Securities, Inc., as agents (each an "Agent"), have agreed to solicit purchases of Notes issued in fully registered form. The Agents will not be obligated to purchase Notes for their own account. The Notes are being sold pursuant to a Selling Agency Agreement between the Company and the agents named therein (including the Agents) dated the date hereof (the "Agency Agreement"). The Notes will rank equally with all other unsecured and unsubordinated debt of the Company and have been registered with the Securities and Exchange Commission (the "Commission"). The Notes will be issued under an Indenture dated as of February 22, 1995, as amended (the "Indenture"), between the Company and Chase Manhattan Bank Delaware, as trustee (the "Trustee").

         The Agency Agreement provides that Notes may also be purchased by an Agent acting solely as principal and not as agent. In the event of any such purchase, the functions of both the Agent and the beneficial owner under the administrative procedures set forth below shall be performed by such Agent acting solely as principal, unless otherwise agreed to between the Company and such Agent acting as principal.

         Each Note will be represented by either a Global Security (as defined hereinafter) delivered to The Chase Manhattan Bank ("Chase Manhattan"), as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note"). Only Notes denominated and payable in U.S. dollars may be issued as Book-Entry Notes. An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note.

         The procedures to be followed during, and the specific terms of, the solicitation of orders by the Agents and the sales as a result thereof by the Company are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agents and the Trustee in writing of those persons handling administrative responsibilities with whom the Agents and the Trustee are to communicate regarding orders to purchase Notes and the details of their delivery.

         Administrative procedures and specific terms of the offering are explained below. Book- Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof, as adjusted in accordance with changes in DTC's operating requirements, Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof and Notes which are subject to remarketing ("Remarketed Notes") will be issued in accordance with the administrative procedures set forth in Part III hereof. Unless otherwise defined herein, terms defined in the Indenture and the Notes shall be used herein as therein defined. Notes for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as "Fixed Rate Notes". Notes for which interest is calculated on the basis of a floating interest rate are referred to herein as "Floating Rate Notes". To the extent the procedures set forth below conflict with the provisions of the Notes, the Indenture, DTC's operating requirements or the Agency Agreement, the relevant provisions of the Notes, the Indenture, DTC's operating requirements and the Agency Agreement shall control.

                                   PART I

                       Administrative Procedures for
                       -----------------------------
                              Book-Entry Notes
                              ----------------

         In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, The Chase Manhattan Bank ("Chase Manhattan") will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and Chase Manhattan to DTC dated as of the date hereof and a Medium-Term Note Certificate Agreement between Chase Manhattan and DTC and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement system ("SDFS").

Issuance:                               On any date of settlement (as defined
---------                               under "Settlement" below) for one
                                        or more Book-Entry Notes, the
                                        Company will issue a single global
                                        security in fully registered form
                                        without coupons (a "Global
                                        Security") representing up to
                                        $150,000,000 principal amount of
                                        all such Book-Entry Notes that have
                                        the same original issue date,
                                        original issue discount provisions,
                                        if any, Interest Payment Dates,
                                        Regular Record Dates, Interest
                                        Payment Period, redemption,
                                        repayment and extension provisions,
                                        if any, Maturity Date, and, in the
                                        case of Fixed Rate Notes, interest
                                        rate, or, in the case of Floating
                                        Rate Notes, initial interest rate,
                                        Base Rate, Index Maturity, Interest
                                        Reset Period, Interest Reset Dates,
                                        Spread or Spread Multiplier, if
                                        any, minimum interest rate, if any,
                                        and maximum interest rate, if any
                                        (collectively, the "Terms"). Each
                                        Global Security will be dated and
                                        issued as of the date of its
                                        authentication by the Trustee. Each
                                        Global Security will bear an
                                        original issue date, which will be
                                        (i) with respect to an original
                                        Global Security (or any portion
                                        thereof), the original issue date
                                        specified in such Global Security
                                        and (ii) following a consolidation
                                        of Global Securities, with respect
                                        to the Global Security resulting
                                        from such consolidation, the most
                                        recent Interest Payment Date to
                                        which interest has been paid or
                                        duly provided for on the
                                        predecessor Global Securities,
                                        regardless of the date of
                                        authentication of such resulting
                                        Global Security. No Global Security
                                        will represent (i) both Fixed Rate
                                        and Floating Rate Book-Entry Notes
                                        or (ii) any Certificated Note.

Identification Numbers:                 The Company has arranged with the
-----------------------                 CUSIP Service Bureau of Standard &
                                        Poor's Corporation (the "CUSIP
                                        Service Bureau") for the
                                        reservation of a series of CUSIP
                                        numbers, which series consists of
                                        approximately 900 CUSIP numbers and
                                        relates to

                                       Global Securities representing
                                       Book-Entry Notes and book-entry
                                       medium-term notes issued by the
                                       Company with other series
                                       designations. Chase Manhattan, the
                                       Company and DTC have obtained from
                                       the CUSIP Service Bureau a written
                                       list of such reserved CUSIP numbers.
                                       The Company will assign CUSIP
                                       numbers to Global Securities as
                                       described below under Settlement
                                       Procedure "B". DTC will notify the
                                       CUSIP Service Bureau periodically of
                                       the CUSIP numbers that the Company
                                       has assigned to Global Securities.
                                       Chase Manhattan will notify the
                                       Company at any time when fewer than
                                       100 of the reserved CUSIP numbers
                                       remain unassigned to Global
                                       Securities, and, if it deems
                                       necessary , the Company will reserve
                                       additional CUSIP numbers for
                                       assignment to Global Securities.
                                       Upon obtaining such additional CUSIP
                                       numbers, the Company shall deliver a
                                       list of such additional CUSIP
                                       numbers to Chase Manhattan and DTC.

Registration:                           Global Securities will be issued only
--------------                          in fully registered form without
                                        coupons. Each Global Security will
                                        be registered in the name of CEDE &
                                        CO., as nominee for DTC, on the
                                        securities register for the Notes
                                        maintained under the Indenture. The
                                        beneficial owner of a Book-Entry
                                        Note (or one or more indirect
                                        participants in DTC designated by
                                        such owner) will designate one or
                                        more participants in DTC (with
                                        respect to such Book- Entry Note,
                                        the "Participants") to act as agent
                                        or agents for such owner in
                                        connection with the book-entry
                                        system maintained by DTC, and DTC
                                        will record in book-entry form, in
                                        accordance with instructions
                                        provided by such Participants, a
                                        credit balance with respect to such
                                        beneficial owner in such Book-Entry
                                        Note in the account of such
                                        Participants. The ownership
                                        interest of such beneficial owner
                                        (or such participant) in such
                                        Book-Entry Note will be recorded
                                        through the records of such
                                        Participants or through the
                                        separate records of such
                                        Participants and one or more
                                        indirect participants in DTC;
                                        provided, however, so long as DTC
                                        is the registered owner of a Note,
                                        DTC will be the sole owner and
                                        holder of the Book-Entry Note
                                        represented by such Global Security
                                        for all purposes under the
                                        Indenture.

Transfers:                             Transfers of a Book-Entry Note will
----------                             be accomplished by book entries made
                                       by DTC and, in turn, by Participants
                                       (and in certain cases, one or more
                                       indirect participants in DTC) acting
                                       on behalf of beneficial transferors
                                       and transferees of such Note.

Exchanges:                              Chase Manhattan may deliver to DTC
----------                              and the CUSIP Service Bureau at any
                                        time a written notice of
                                        consolidation (a copy of which
                                        shall be attached to the resulting
                                        Global Security described below)
                                        specifying (i) the CUSIP numbers of
                                        two or more outstanding Global
                                        Securities that represent (A) Fixed
                                        Rate Book-Entry Notes having the
                                        same Terms and for which interest
                                        has been paid to the same date or
                                        (B) Floating Rate Book-Entry Notes
                                        having the same Terms and for which
                                        interest has been paid to the same
                                        date, (ii) a date, occurring at
                                        least thirty days after such
                                        written notice is delivered and at
                                        least thirty days before the next
                                        Interest Payment Date for such
                                        Book-Entry Notes, on which such
                                        Global Securities shall be
                                        exchanged for a single replacement
                                        Global Security and (iii) a new
                                        CUSIP number, obtained from the
                                        Company, to be assigned to such
                                        replacement Global Security. Upon
                                        receipt of such a notice, DTC will
                                        send to its participants (including
                                        Chase Manhattan) a written
                                        reorganization notice to the effect
                                        that such exchange will occur on
                                        such date. Prior to the specified
                                        exchange date, Chase Manhattan will
                                        deliver to the CUSIP Service Bureau
                                        a written notice setting forth such
                                        exchange date and such new CUSIP
                                        number and stating that, as of such
                                        exchange date, the CUSIP numbers of
                                        the Global Securities to be
                                        exchanged will no longer be valid.
                                        On the specified exchange date,
                                        Chase Manhattan will exchange such
                                        Global Securities for a single
                                        Global Security bearing the new
                                        CUSIP number and the CUSIP numbers
                                        of the exchanged Global Securities
                                        will, in accordance with CUSIP
                                        Service Bureau procedures, be
                                        cancelled and not immediately
                                        reassigned. Notwithstanding the
                                        foregoing, if the Global Securities
                                        to be exchanged exceed $150,000,000
                                        in aggregate principal amount, one
                                        Global Security will be
                                        authenticated and issued to
                                        represent each $150,000,000 of
                                        principal amount of the exchanged
                                        Global Securities and an additional
                                        Global Security will be
                                        authenticated and issued to
                                        represent any remaining principal
                                        amount of such Global Securities
                                        (see "Denominations" below).

Maturities:                            Each Book-Entry Note will mature on
-----------                            a date not less than nine months
                                       after the original issue date for
                                       such Note. A Floating Rate
                                       Book-Entry Note will mature only on
                                       an Interest Payment Date for such
                                       Note.

Denominations:                        Book-Entry Notes will be issued in
--------------                        principal amounts of $1,000
                                      or any amount in excess thereof that
                                      is an integral multiple of

                                       $1,000. Global Securities will be
                                       denominated in principal amounts not
                                       in excess of $150,000,000. If one or
                                       more Book- Entry Notes having an
                                       aggregate principal amount in excess
                                       of $150,000,000 would, but for the
                                       preceding sentence, be represented
                                       by a single Global Security, then
                                       one Global Security will be
                                       authenticated and issued to
                                       represent each $150,000,000
                                       principal amount of such Book-Entry
                                       Note or Notes and an additional
                                       Global Security will be
                                       authenticated and issued to
                                       represent any remaining principal
                                       amount of such Book-Entry Note or
                                       Notes. In such a case, each of the
                                       Global Securities representing such
                                       Book-Entry Note or Notes shall be
                                       assigned the same CUSIP number.

Interest:                               General. Interest, if any, on each
---------                               Book-Entry Note will accrue from
                                        the Original Issue Date for the
                                        first interest period or the last
                                        date to which interest has been
                                        paid, if any, for each subsequent
                                        interest period, on the Global
                                        Security representing such
                                        Book-Entry Note, and will be
                                        calculated and paid in the manner
                                        described in such Book-Entry Note
                                        and in the Prospectus (as defined
                                        in the Agency Agreement), as
                                        supplemented by the applicable
                                        Pricing Supplement. Unless
                                        otherwise specified therein, each
                                        payment of interest on a Book-
                                        Entry Note will include interest
                                        accrued to but excluding the
                                        Interest Payment Date (provided
                                        that, in the case of Floating Rate
                                        Book-Entry Notes which reset daily
                                        or weekly, interest payments will
                                        include accrued interest to but
                                        excluding the Regular Record Date
                                        immediately preceding the Interest
                                        Payment Date) or to but excluding
                                        Maturity (other than a Maturity of
                                        a Fixed Rate Book-Entry Note
                                        occurring on the 31st day of a
                                        month, in which case such payment
                                        of interest will include interest
                                        accrued to but excluding the 30th
                                        day of such month. Interest payable
                                        at the Maturity of a Book-Entry
                                        Note will be payable to the Person
                                        to whom the principal of such Note
                                        is payable. Standard & Poor's
                                        Corporation will use the
                                        information received in the pending
                                        deposit message described under
                                        Settlement Procedure "C" below in
                                        order to include the amount of any
                                        interest payable and certain other
                                        information regarding the related
                                        Global Security in the appropriate
                                        (daily or weekly) bond report
                                        published by Standard & Poor's
                                        Corporation.



                                        Regular Record Dates.  The Regular
                                        Record Date with respect
                                        to any Interest Payment Date shall be
                                        the date fifteen calendar
                                       days immediately preceding such
                                       Interest Payment Date (whether or
                                       not a Business Date).

                                       Interest Payment Dates on Fixed Rate
                                       Book-Entry Notes. Unless otherwise
                                       specified pursuant to Settlement
                                       Procedure "A" below, interest
                                       payments on Fixed Rate Book- Entry
                                       Notes will be made semiannually on
                                       June 1 and December 1 of each year
                                       and at Maturity; provided, however,
                                       that if an Interest Payment Date for
                                       a Fixed Rate Book-Entry Note is not
                                       a Business Day, the payment due on
                                       such day shall be made on the next
                                       succeeding Business Day and no
                                       interest shall accrue on such
                                       payment for the period from and
                                       after such Interest Payment Date;
                                       provided further, that in the case
                                       of a Fixed Rate Book-Entry Note
                                       issued between a Regular Record Date
                                       and an Interest Payment Date, the
                                       first interest payment will be made
                                       on the Interest Payment Date
                                       following the next succeeding
                                       Regular Record Date.

                                       Interest Payment Dates on Floating
                                       Rate Book-Entry Notes. Interest
                                       payments will be made on Floating
                                       Rate Book-Entry Notes monthly,
                                       quarterly, semi-annually or
                                       annually. Unless otherwise agreed
                                       upon, interest will be payable, in
                                       the case of Floating Rate Book-Entry
                                       Notes with a monthly Interest
                                       Payment Period, on the third
                                       Wednesday of each month; with a
                                       quarterly Interest Payment Period,
                                       on the third Wednesday of March,
                                       June, September and December of each
                                       year; with a semi-annual Interest
                                       Payment Period on the third
                                       Wednesday of the two months
                                       specified pursuant to Settlement
                                       Procedure "A" below; and with an
                                       annual Interest Payment Period, on
                                       the third Wednesday of the month
                                       specified pursuant to Settlement
                                       Procedure "A" below; provided,
                                       however, that if an Interest Payment
                                       Date for a Floating Rate Book-Entry
                                       Note would otherwise be a day that
                                       is not a Business Day with respect
                                       to such Floating Rate Book-Entry
                                       Note, such Interest Payment Date
                                       will be the next succeeding Business
                                       Day with respect to such Floating
                                       Rate Book-Entry Note, except in the
                                       case of a Floating Rate Book-Entry
                                       Note for which the Base Rate is
                                       LIBOR, if such Business Day is in
                                       the next succeeding calendar month,
                                       such Interest Payment Date will be
                                       the immediately preceding Business
                                       Day; and provided further, that in
                                       the case of a Floating Rate
                                       Book-Entry Note issued between a
                                       Regular Record Date and an Interest
                                       Payment Date, the first interest
                                       payment will be made on the Interest
                                       Payment Date following the next
                                       succeeding Regular Record Date.

                                       Notice of Interest Payment and
                                       Regular Record Dates. On the first
                                       Business Day of January, April, July
                                       and October of each year, Chase
                                       Manhattan will deliver to the
                                       Company and DTC a written list of
                                       Regular Record Dates and Interest
                                       Payment Dates that will occur with
                                       respect to Book-Entry Notes during
                                       the six-month period beginning on
                                       such first Business Day. Promptly
                                       after each Interest Determination
                                       Date for Floating Rate Book- Entry
                                       Notes, Chase Manhattan, as
                                       Calculation Agent, will notify
                                       Standard & Poor's Corporation of the
                                       interest rates determined on such
                                       Interest Determination Date.

Calculation of Interest:                Fixed Rate Book-Entry Notes. Interest
------------------------                on Fixed Rate Book- Entry Notes
                                        (including interest for partial
                                        periods) will be calculated on the
                                        basis of a 360-day year of twelve
                                        30-day months.

                                       Floating Rate Book-Entry Notes.
                                       Interest rates on Floating Rate
                                       Book-Entry Notes will be determined
                                       as set forth in the form of Notes.
                                       Interest on Floating Rate Book-Entry
                                       Notes, except as otherwise set forth
                                       therein, will be calculated on the
                                       basis of actual days elapsed and a
                                       year of 360 days, except that in the
                                       case of a Floating Rate Book-Entry
                                       Note for which the Base Rate is
                                       Treasury Rate, interest will be
                                       calculated on the basis of the
                                       actual number of days in the year.

Payments of Principal                  Payment of Interest Only.  Promptly
and Interest:                          after each Regular Record Date, Chase
---------------------                  Manhattan will deliver to the Company
                                       and DTC a written notice setting forth,
                                       by CUSIP number, the amount of interest
                                       to be paid on each Global Security
                                       on the following Interest Payment
                                       Date (other than an Interest Payment
                                       Date coinciding with Maturity) and
                                       the total of such amounts. DTC will
                                       confirm the amount payable on each
                                       Global Security on such Interest
                                       Payment Date by reference to the
                                       appropriate (daily or weekly) bond
                                       reports published by Standard &
                                       Poor's Corporation. The Company will
                                       pay to Chase Manhattan, as paying
                                       agent, the total amount of interest
                                       due on such Interest Payment Date
                                       (other than at Maturity), and Chase
                                       Manhattan will pay such amount to
                                       DTC, at the times and in the manner
                                       set forth below under "Manner of
                                       Payment". If any Interest Payment
                                       Date for a Book-Entry Note is not a
                                       Business Day, the payment due on
                                       such day shall be made on the next
                                       succeeding Business Day and no
                                       interest shall accrue on such
                                       payment for the period from and
                                       after such Interest Payment Date.

                                       Payments at Maturity. On or about
                                       the first Business Day of each
                                       month, Chase Manhattan will deliver
                                       to the Company, DTC and the Trustee
                                       a written list of principal and
                                       interest to be paid on each Global
                                       Security maturing (on a Maturity or
                                       Redemption Date or otherwise) in the
                                       following month. Chase Manhattan,
                                       the Company and DTC will confirm the
                                       amounts of such principal and
                                       interest payments with respect to
                                       each such Global Security on or
                                       about the third Business Day
                                       preceding the Maturity of such
                                       Global Security. On or before
                                       Maturity, the Company will pay to
                                       Chase Manhattan, as paying agent,
                                       the principal amount of such Global
                                       Security, together with interest due
                                       at such Maturity. Chase Manhattan
                                       will pay such amount to DTC at the
                                       times and in the manner set forth
                                       below under "Manner of Payment". If
                                       any Maturity of a Global Security
                                       representing Book-Entry Notes is not
                                       a Business Day, the payment due on
                                       such day shall be made on the next
                                       succeeding Business Day and no
                                       interest shall accrue on such
                                       payment for the period from and
                                       after such Maturity. Promptly after
                                       payment to DTC of the principal and
                                       interest due at Maturity of such
                                       Global Security, the Trustee will
                                       cancel such Global Security in
                                       accordance with the Indenture and so
                                       advise the Company. On the first
                                       Business Day of each month, Chase
                                       Manhattan will deliver to the
                                       Trustee a written statement
                                       indicating the total principal
                                       amount of Outstanding Global
                                       Securities as of the immediately
                                       preceding Business Day. If the
                                       Maturity of a Book-Entry Note is not
                                       a Business Day, the payment due on
                                       such day shall be made on the next
                                       succeeding Business Day and no
                                       interest shall accrue on such
                                       payment for the period from and
                                       after such Maturity.

                                       Manner of Payment. The total amount
                                       of any principal and interest due on
                                       Global Securities on any Interest
                                       Payment Date or at Maturity shall be
                                       paid by the Company to Chase
                                       Manhattan in immediately available
                                       funds no later than such time
                                       required by Chase Manhattan on such
                                       date. The Company will make such
                                       payment on such Global Securities by
                                       wire transfer or automated clearing
                                       house to Chase Manhattan. The
                                       Company will confirm any such
                                       instructions in writing to Chase
                                       Manhattan. Prior to 10 A.M. (New
                                       York City time) on the date of
                                       Maturity or as soon as possible
                                       thereafter, Chase Manhattan will pay
                                       by separate wire transfer (using
                                       Fedwire message entry instructions
                                       in a form previously specified by
                                       DTC) to an account at the Federal
                                       Reserve Bank of New York previously
                                       specified by DTC, in funds available
                                       for immediate use by

                                       DTC, each payment of principal
                                       (together with interest thereon) due
                                       on a Global Security on such date.
                                       On each Interest Payment Date (other
                                       than at Maturity), interest payments
                                       shall be made to DTC, in funds
                                       available for immediate use by DTC,
                                       in accordance with existing
                                       arrangements between Chase Manhattan
                                       and DTC. On each such date, DTC will
                                       pay, in accordance with its SDFS
                                       operating procedures then in effect,
                                       such amounts in funds available for
                                       immediate use to the respective
                                       Participants in whose names the
                                       Book-Entry Notes represented by such
                                       Global Securities are recorded in
                                       the book-entry system maintained by
                                       DTC. None of the Company (as issuer
                                       or as paying agent), the Trustee or
                                       Chase Manhattan shall have any
                                       direct responsibility or liability
                                       for the payment by DTC to such
                                       Participants of the principal of and
                                       interest on the Book-Entry Notes.

                                       Withholding Taxes. The amount of any
                                       taxes required under applicable law
                                       to be withheld from any interest
                                       payment on a Book-Entry Note will be
                                       determined and withheld by the
                                       Participant, indirect participant in
                                       DTC or other Person responsible for
                                       forwarding payments and materials
                                       directly to the beneficial owner of
                                       such Note.

Procedures upon Company's               Company Notice to Trustee Regarding
Redemption.  Exercise of                Exercise of Optional At least 45
Optional Redemption:                    days prior to the date on which it
-------------------------               intends to redeem a Book-Entry
                                        Note, the Company will notify the
                                        Trustee that it is exercising such
                                        option with respect to such
                                        Book-Entry Note on such date.

                                       Trustee Notice to DTC Regarding
                                       Company's Exercise of Optional
                                       Redemption. After receipt of notice
                                       that the Company is exercising its
                                       option to redeem a Book-Entry Note,
                                       the Trustee will, at least 30 days
                                       before the redemption date for such
                                       Book-Entry Note, hand deliver to DTC
                                       a notice identifying such Book-Entry
                                       Note by CUSIP number and informing
                                       DTC of the Company's exercise of
                                       such option with respect to such
                                       Book-Entry Note.

                                       Deposit of Redemption Price. On or
                                       before any redemption date, the
                                       Company shall deposit with such
                                       Trustee an amount of money
                                       sufficient to pay the redemption
                                       price, plus interest accrued to such
                                       redemption date, for all the
                                       Book-Entry Notes or portions thereof
                                       which are to be repaid on such
                                       redemption
                                       date. Such Trustee will use such
                                       money to repay such Book- Entry
                                       Notes pursuant to the terms set
                                       forth in such Notes.

Procedure for Rate                     The Company and the Agents will discuss
Setting and Posting:                   from time to time the aggregate
--------------------                   principal amount of, the  issuance price
                                       of, and the interest rates to be borne
                                       by, Book-Entry Notes that may be sold as a result of the solicitation of orders by the Agents. If the Company decides to set prices of, and rates borne by, any Book-Entry Notes in respect of which the Agents are to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

Acceptance and                         Unless otherwise instructed by the
Rejection of Orders:                   Company, each Agent will advise the
--------------------                   Company promptly by telephone of all
                                       orders to purchase Book-Entry Notes
                                       received by such Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. Unless otherwise agreed by the Company and the Agents, the Company has the right to accept orders to purchase Book-Entry Notes and may reject any such orders in whole or in part.

Preparation of                         If any order to purchase a Book-Entry
Pricing Supplement:                    Note is accepted by or on behalf of the
-------------------                    Company, the Company will prepare a
                                       pricing supplement (a "Pricing
                                       Supplement") reflecting the applicable
                                       interest rates and other terms of such
                                       Book-Entry Note and will arrange to
                                       have copies thereof filed with the
                                       Commission in accordance with the
                                       applicable paragraph of Rule 424(b)
                                       under the Act and will supply one
                                       copy thereof (and additional copies
                                       if requested) to the Agent which
                                       presented the order (the "Presenting
                                       Agent"). The Presenting Agent will
                                       cause a Prospectus and Pricing
                                       Supplement to be delivered to the
                                       purchaser of such Book-Entry Note.

                                       In each instance that a Pricing
                                       Supplement is prepared, the
                                       Presenting Agent will affix the
                                       Pricing Supplement to Prospectuses
                                       prior to their use. Outdated Pricing
                                       Supplements (other than those
                                       retained for files) will be
                                       destroyed.

Suspension of Solicitations;            The Company reserves the right, in
Amendment or Supplement:                its sole discretion, to instruct
-----------------------------           the Agents to suspend at any time,
                                        for any period of time or
                                        permanently, the solicitation of
                                        orders to purchase Book-Entry
                                        Notes. Upon receipt of such
                                        instructions, the

                                       Agents will forthwith suspend
                                       solicitation until such time as the
                                       Company has advised them that such
                                       solicitation may be resumed.

                                       In the event that at the time the
                                       Company suspends solicitation of
                                       purchases there shall be any orders
                                       outstanding for settlement, the
                                       Company will promptly advise the
                                       Agents, the Trustee and Chase
                                       Manhattan whether such orders may be
                                       settled and whether copies of the
                                       Prospectus as in effect at the time
                                       of the suspension, together with the
                                       appropriate Pricing Supplement, may
                                       be delivered in connection with the
                                       settlement of such orders. The
                                       Company will have the sole
                                       responsibility for such decision and
                                       for any arrangements that may be
                                       made in the event that the Company
                                       determines that such orders may not
                                       be settled or that copies of such
                                       Prospectus may not be so delivered.

                                       If the Company decides to amend or
                                       supplement the Registration
                                       Statement (as defined in the Agency
                                       Agreement) or the Prospectus, it
                                       will promptly advise the Agents and
                                       furnish the Agents with the proposed
                                       amendment or supplement and with
                                       such certificates and opinions as
                                       are required, all to the extent
                                       required by and in accordance with
                                       the terms of the Agency Agreement.
                                       Subject to the provisions of the
                                       Agency Agreement, the Company may
                                       file with the Commission any such
                                       supplement to the Prospectus
                                       relating to the Notes. The Company
                                       will provide the Agents, the Trustee
                                       and Chase Manhattan with copies of
                                       any such supplement, and confirm to
                                       the Agents that such supplement has
                                       been filed with the Commission
                                       pursuant to the applicable paragraph
                                       of Rule 424(b).

Procedures For                          When the Company has determined to
Rate Changes:                           change the interest rates of Book-Entry
--------------                          Notes being offered, it will promptly
                                        advise the Agents and the Agents will
                                        forthwith suspend solicitation of
                                        orders. The Agents will telephone
                                        the Company with recommendations as
                                        to the changed interest rates. At
                                        such time as the Company has
                                        advised the Agents of the new
                                        interest rates, the Agents may
                                        resume solicitation of orders.
                                        Until such time only "indications
                                        of interest" may be recorded.

Delivery of Prospectus:                A copy of the Prospectus and a Pricing
-----------------------                Supplement relating to a Book-Entry
                                       Note must accompany or
                                       precede the earliest of any
                                       written offer of such Book-Entry Note,
                                       confirmation of the purchase of such

                                       Book-Entry Note and payment for such
                                       Book- Entry Note by its purchaser. If
                                       notice of a change in the terms of the
                                       Book-Entry Notes is received by the
                                       Agents between the time an order for a
                                       Book-Entry Note is placed and the time
                                       written confirmation thereof is sent by
                                       the Presenting Agent to a customer or
                                       his agent, such confirmation shall
                                       be accompanied by a Prospectus and
                                       Pricing Supplement setting forth the
                                       terms in effect when the order was
                                       placed. Subject to "Suspension of
                                       Solicitation; Amendment or
                                       Supplement" above, the Presenting
                                       Agent will deliver a Prospectus and
                                       Pricing Supplement as herein
                                       described with respect to each
                                       Book-Entry Note sold by it. The
                                       Company will make such delivery if
                                       such Book-Entry Note is sold
                                       directly by the Company to a
                                       purchaser (other than an Agent).

Confirmation:                          For each order to purchase a
-------------                          Book-Entry Note solicited by any
                                       Agent and accepted by or on behalf
                                       of the Company, the Presenting Agent
                                       will issue a confirmation to the
                                       purchaser, with a copy to the
                                       Company, setting forth the details
                                       set forth above and delivery and
                                       payment instructions.

Settlement:                             The receipt by the Company of
-----------                             immediately available funds in
                                        payment for a Book-Entry Note and
                                        the authentication and issuance of
                                        the Global Security representing
                                        such Book-Entry Note shall
                                        constitute "settlement" with
                                        respect to such Book- Entry Note.
                                        All orders accepted by the Company
                                        will be settled on the third
                                        Business Day following the date of
                                        sale of such Book-Entry Note
                                        pursuant to the timetable for
                                        settlement set forth below unless
                                        the Company and the purchaser agree
                                        to settlement on another day which
                                        shall be no earlier than the next
                                        Business Day following the date of
                                        sale.

Settlement Procedures:                  Settlement Procedures with regard to
----------------------                  each Book-Entry Note sold by the
                                        Company through any Agent, as
                                        agent, shall be as follows:

                                       A.     The Presenting Agent will advise
                                              the Company by telephone of the
                                              following settlement information:

                                              1.     Principal amount.

                                              2.     Maturity Date.

                                              3.     In the case of a Fixed
                                                     Rate Book-Entry Note,
                                                     the interest rate or,
                                                     in the case of a
                                                     Floating Rate Book-
                                                     Entry Note, the Base
                                                     Rate, initial interest
                                                     rate (if known at such
                                                     time), Index Maturity,
                                                     Interest Reset Period,
                                                     Interest Reset Dates,
                                                     Spread or Spread
                                                     Multiplier (if any),
                                                     Minimum Interest Rate
                                                     (if any) and Maximum
                                                     Interest Rate (if
                                                     any).

                                              4.     Interest Payment Dates and
                                                     the Interest Payment
                                                     Period.

                                              5.     Redemption, repayment
                                                     and extension
                                                     provisions, if any.

                                              6.     Settlement date.

                                              7.     Price.

                                              8.     Presenting Agent's
                                                     commission, determined
                                                     as provided in Section
                                                     2 of the Agency
                                                     Agreement.

                                              9.     Whether such
                                                     Book-Entry Note is
                                                     issued at an original
                                                     issue discount and, if
                                                     so, the total amount
                                                     of OID, the yield to
                                                     maturity and the
                                                     initial accrual period
                                                     OID.

                                       B.    The Company will assign a CUSIP
                                             number to the Global Security
                                             representing such Book-Entry Note
                                             and then advise Chase Manhattan by
                                             telephone (confirmed in writing at
                                             any time on the same date) or
                                             electronic transmission of the
                                             information set forth in
                                             Settlement Procedure "A" above,
                                             such CUSIP number and the name
                                             of the Presenting Agent.  The
                                             Company will also notify the
                                             Presenting Agent by telephone of
                                             such CUSIP number as soon as
                                             practicable.  Each such
                                             communication by the Company shall
                                             constitute a representation and
                                             warranty by the Company to Chase
                                             Manhattan, the Trustee and the
                                             Presenting Agent that (i) such
                                             Note is then, and at the time of
                                             issuance and sale thereof will be,
                                             duly authorized for issuance and
                                             sale by the Company, (ii) such
                                             Note, and the Global Security
                                             representing such Note, will
                                             conform with the terms of the
                                             Indenture for such Note, and (iii)
                                             upon authentication and delivery
                                             of such Global Security, the
                                             aggregate initial offering price
                                             of all Notes
                                              issued under the Indenture will
                                              not exceed $500,000,000
                                              (except for Book-Entry Notes
                                              represented by Global
                                              Securities authenticated and
                                              delivered in exchange for or
                                              in lieu of Global Securities
                                              pursuant to the Indenture and
                                              except for Certificated Notes
                                              authenticated and delivered
                                              upon registration of transfer
                                              of, in exchange for, or in
                                              lieu of Certificated Notes
                                              pursuant to any such
                                              Section).

                                       C.     Chase Manhattan will enter a
                                              pending deposit message
                                              through DTC's Participant
                                              Terminal System providing the
                                              following settlement
                                              information to DTC (which
                                              shall route such information
                                              to Standard & Poor's
                                              Corporation), the Presenting
                                              Agent and, upon request, the
                                              Trustee:

                                              1.     The information set forth
                                                     in Settlement Procedure
                                                     "A".

                                              2.     Identification as a
                                                     Fixed Rate Book-Entry
                                                     Note or a Floating
                                                     Rate Book-Entry Note.

                                              3.     Initial Interest
                                                     Payment Date for such
                                                     Book-Entry Note,
                                                     number of days by
                                                     which such date
                                                     succeeds the related
                                                     Regular Record Date
                                                     and amount of interest
                                                     payable on such
                                                     Interest Payment Date.

                                              4.     The Interest Payment
                                                     Period.

                                              5.     CUSIP number of the
                                                     Global Security
                                                     representing such
                                                     Book-Entry Note.

                                              6.     Whether such Global
                                                     Security will
                                                     represent any other
                                                     Book-Entry Note (to
                                                     the extent known at
                                                     such time).

                                       D.     To the extent the Company has
                                              not already done so, the
                                              Company will deliver to Chase
                                              Manhattan a Global Security
                                              in a form that has been
                                              approved by the Company, the
                                              Agents and the Trustee.

                                       E.     Chase Manhattan will complete
                                              such Book-Entry Note, stamp
                                              the appropriate legend, as
                                              instructed by DTC, if not
                                              already set forth thereon,
                                              and authenticate the Global
                                              Security representing such
                                              Book-Entry Note.

                                       F.     DTC will credit such Book-Entry
                                              Note to Chase Manhattan's
                                              participant account at DTC.

                                       G.     Chase Manhattan will enter an
                                              SDFS deliver order through DTC's
                                              Participant Terminal System
                                              instructing DTC to (i) debit such
                                              Book-Entry Note to Chase
                                              Manhattan's participant account
                                              and credit such Book- Entry Note
                                              to the Presenting Agent's
                                              participant account and (ii)
                                              debit the Presenting Agent's
                                              settlement account and credit
                                              Chase Manhattan's settlement
                                              account for an amount equal to
                                              the price of such Book-Entry Note
                                              less the Presenting Agent's
                                              commission. The entry of such a
                                              deliver order shall constitute a
                                              representation and warranty by
                                              Chase Manhattan to DTC that (i)
                                              the Global Security representing
                                              such Book-Entry Note has been
                                              issued and authenticated and (ii)
                                              Chase Manhattan is holding such
                                              Global Security pursuant to the
                                              Medium- Term Note Certificate
                                              Agreement between Chase Manhattan
                                              and DTC.

                                       H.     The Presenting Agent will enter
                                              an SDFS deliver order through
                                              DTC's Participant Terminal System
                                              instructing DTC (i) to debit
                                              such Book-Entry Note to the
                                              Presenting Agent's participant
                                              account and credit such Book-
                                              Entry Note to the participant
                                              accounts of the Participants with
                                              respect to such Book-Entry Note
                                              and (ii) to debit the settlement
                                              accounts of such Participants and
                                              credit the settlement account of
                                              the Presenting Agent for an
                                              amount equal to the price of such
                                              Book-Entry Note.

                                       I.     Transfers of funds in
                                              accordance with SDFS deliver
                                              orders described in
                                              Settlement Procedures "G" and
                                              "H" will be settled in
                                              accordance with SDFS
                                              operating procedures in
                                              effect on the settlement
                                              date.

                                       J.     Chase Manhattan will, upon
                                              receipt of funds from the
                                              Presenting Agent in
                                              accordance with Settlement
                                              Procedure "G", credit to an
                                              account of the Company
                                              maintained at Chase Manhattan
                                              funds available for immediate
                                              use in the amount transferred
                                              to Chase Manhattan in
                                              accordance with Settlement
                                              Procedure "G".

                                       K.     The Presenting Agent will
                                              confirm the purchase of such
                                              Book-Entry Note to the
                                              purchaser either by
                                              transmitting
                                              to the Participants with
                                              respect to such Book-Entry
                                              Note a confirmation order or
                                              orders through DTC's
                                              institutional delivery system
                                              or by mailing a written
                                              confirmation to such
                                              purchaser.

Settlement Procedures                   For orders of Book-Entry Notes
Timetable:                              solicited by any Agent and accepted
---------------------                   by the Company for settlement on
                                        the first Business Day after the
                                        sale date, Settlement Procedures
                                        "A" through "K" set forth above
                                        shall be completed as soon as
                                        possible but not later than the
                                        respective times (New York City
                                        time) set forth below:

                                       Settlement
                                       Procedure          Time
                                       -----------        ----
                                          A      11:00 A.M.  on the sale date
                                          B      12:00 Noon  on the sale date
                                          C       2:00 P.M.  on the sale date
                                          D       3.00 P.M.  on the Business
                                                             Day before
                                                             settlement
                                          E       9:00 A.M.  on settlement date
                                          F      10:00 A.M.  on settlement date
                                         G-H      2:00 P.M.  on settlement date
                                          I       4:45 P.M.  on settlement date
                                         J-K      5:00 P.M.  on settlement date

                                       If a sale is to be settled more than
                                       one Business Day after the sale
                                       date, Settlement Procedures "A", "B"
                                       and "C" shall be completed as soon
                                       as practicable but no later than
                                       11:00 A.M. and 12:00 Noon on the
                                       first Business Day after the sale
                                       date and no later than 2:00 P.M. on
                                       the Business Day before the
                                       settlement date, respectively. If
                                       the initial interest rate for a
                                       Floating Rate Book-Entry Note has
                                       not been determined at the time that
                                       Settlement Procedure "A" is
                                       completed, Settlement Procedures "B"
                                       and "C" shall be completed as soon
                                       as such rate has been determined but
                                       no later than 12:00 Noon and 2:00
                                       P.M., respectively, on the Business
                                       Day before the settlement date.
                                       Settlement Procedure "I" is subject
                                       to extension in accordance with any
                                       extension of Fedwire closing
                                       deadlines and in the other events
                                       specified in SDFS operating
                                       procedures in effect on the
                                       settlement date.

                                       If settlement of a Book-Entry Note
                                       is rescheduled or cancelled, Chase
                                       Manhattan will deliver to DTC,
                                       through DTC's

                                       Participant Terminal System, a
                                       cancellation message to such effect
                                       by no later than 2:00 P.M. on the
                                       Business Day immediately preceding
                                       the scheduled settlement date.

Failure to Settle:                      If Chase Manhattan fails to enter an
------------------                      SDFS deliver order with respect to
                                        a Book-Entry Note pursuant to
                                        Settlement Procedure "G", Chase
                                        Manhattan may deliver to DTC,
                                        through DTC's Participant Terminal
                                        System, as soon as practicable, a
                                        withdrawal message instructing DTC
                                        to debit such Book-Entry Note to
                                        Chase Manhattan's participant
                                        account. DTC will process the
                                        withdrawal message, provided that
                                        Chase Manhattan's participant
                                        account contains a principal amount
                                        of the Global Security representing
                                        such Book-Entry Note that is at
                                        least equal to the principal amount
                                        to be debited. If a withdrawal
                                        message is processed with respect
                                        to all the Book- Entry Notes
                                        represented by a Global Security,
                                        the Trustee will cancel such Global
                                        Security in accordance with the
                                        Indenture and so advise the Company
                                        and Chase Manhattan, and Chase
                                        Manhattan will make appropriate
                                        entries in its records. The CUSIP
                                        number assigned to such Global
                                        Security shall, in accordance with
                                        CUSIP Service Bureau procedures, be
                                        cancelled and not immediately
                                        reassigned. If a withdrawal message
                                        is processed with respect to one or
                                        more, but not all, of the
                                        Book-Entry Notes represented by a
                                        Global Security, Chase Manhattan
                                        will exchange such Book-Entry Note
                                        for two Global Securities, one of
                                        which shall represent such
                                        Book-Entry Notes and shall be
                                        cancelled immediately after
                                        issuance and the other of which
                                        shall represent the other
                                        Book-Entry Notes previously
                                        represented by the surrendered
                                        Global Security and shall bear the
                                        CUSIP number of the surrendered
                                        Global Security.

                                       If the purchase price for any
                                       Book-Entry Note is not timely paid
                                       to the Participants with respect to
                                       such Note by the beneficial
                                       purchaser thereof (or a Person,
                                       including an indirect participant in
                                       DTC, acting on behalf of such
                                       purchaser), such Participants and,
                                       in turn, the Presenting Agent may
                                       enter SDFS deliver orders through
                                       DTC's Participant Terminal System
                                       reversing the orders entered
                                       pursuant to Settlement Procedures
                                       "H" and "G", respectively.
                                       Thereafter, Chase Manhattan will
                                       deliver the withdrawal message and
                                       take the related actions described
                                       in the preceding paragraph. If such
                                       failure shall have occurred for any
                                       reason other than a default by the
                                       Presenting Agent in the performance
                                       of its obligations hereunder and
                                       under the Agency Agreement, then the
                                       Company will reimburse the
                                       Presenting

                                       Agent or Chase Manhattan, as
                                       applicable, on an equitable basis
                                       for the loss of the use of the funds
                                       during the period when they were
                                       credited to the account of the
                                       Company.

                                       Notwithstanding the foregoing, upon
                                       any failure to settle with respect
                                       to a Book-Entry Note, DTC may take
                                       any actions in accordance with its
                                       SDFS operating procedures then in
                                       effect. In the event of a failure to
                                       settle with respect to one or more,
                                       but not all, of the Book-Entry Notes
                                       to have been represented by a Global
                                       Security, Chase Manhattan will
                                       provide, in accordance with
                                       Settlement Procedure "E", for the
                                       authentication and issuance of a
                                       Global Security representing the
                                       other Book-Entry Notes to have been
                                       represented by such Global Security
                                       and will make appropriate entries in
                                       its records.

Trustee and Chase Manhattan            Nothing herein shall be deemed to
Not to Risk Funds:                     require the Trustee or Chase
---------------------------            Manhattan to risk or expend its own
                                       funds in connection with any
                                       payment to the Company, DTC, the
                                       Agents or the purchaser, it being
                                       understood by all parties that
                                       payments made by the Trustee or
                                       Chase Manhattan to the Company, DTC,
                                       the Agents or the purchaser shall be
                                       made only to the extent that funds
                                       are provided to the Trustee or Chase
                                       Manhattan for such purpose.

Authenticity of Signatures:             The Company will cause the Trustee to
---------------------------             furnish Chase Manhattan and the
                                        Agents from time to time with the
                                        specimen signatures of each of the
                                        Trustee's officers, employees or
                                        agents who has been authorized by
                                        the Trustee to authenticate Book-
                                        Entry Notes, but neither Chase
                                        Manhattan nor any Agent will have
                                        any obligation or liability to the
                                        Company or the Trustee in respect
                                        of the authenticity of the
                                        signature of any officer, employee
                                        or agent of the Company or the
                                        Trustee on any Book- Entry Note.

Periodic Statements                    Periodically, Chase Manhattan will send
from Chase Manhattan:                  to the Company a statement setting forth
---------------------                  the principal amount of Book-Entry
                                       Notes Outstanding as of that date
                                       and setting forth a brief
                                       description of any sales of
                                       Book-Entry Notes which the Company
                                       has advised Chase Manhattan but
                                       which have not yet been settled.

                                  PART II

              Administrative Procedures for Certificated Notes
              ------------------------------------------------

         Chase Manhattan will serve as registrar and transfer agent in connection with the Certificated Notes.

Issuance:                               Each Certificated Note will be dated
---------                               and issued as of the date of its
                                        authentication by the Trustee. Each
                                        Certificated Note will bear an
                                        Original Issue Date, which will be
                                        (i) with respect to an original
                                        Certificated Note (or any portion
                                        thereof), its original issuance
                                        date (which will be the settlement
                                        date) and (ii) with respect to any
                                        Certificated Note (or portion
                                        thereof) issued subsequently upon
                                        transfer or exchange of a
                                        Certificated Note or in lieu of a
                                        destroyed, lost or stolen
                                        Certificated Note, the Original
                                        Issue Date of the predecessor
                                        Certificated Note, regardless of
                                        the date of authentication of such
                                        subsequently issued Certificated
                                        Note.

Registration:                          Certificated Notes will be issued only
-------------                          in fully registered form without coupons.

Transfers and Exchanges:                A Certificated Note may be presented
------------------------                for transfer or exchange at the
                                        principal corporate trust office in
                                        the City of New York of Chase
                                        Manhattan. Certificated Notes will
                                        be exchangeable for other
                                        Certificated Notes having identical
                                        terms but different authorized
                                        denominations without service
                                        charge. Certificated Notes will not
                                        be exchangeable for Book-Entry
                                        Notes.

Maturities:                             Each Certificated Note will mature on
-----------                             a date not less than nine months
                                        after the settlement date for such
                                        Note. A Floating Rate Certificated
                                        Note will mature only on an
                                        Interest Payment Date for such
                                        Note. Any Note denominated in
                                        Japanese yen will mature on a date
                                        not less than one year from the
                                        Original Issue Date (as defined
                                        below) for such Note. Any Note
                                        denominated in Pounds Sterling will
                                        mature on a date not less than one
                                        year, nor more than five years,
                                        after its Original Issue Date.

Denominations:                          The denomination of any Certificated
--------------                          Note denominated in U.S. dollars
                                        will be a minimum of $1,000 or any
                                        amount in excess thereof that is an
                                        integral multiple of $1,000. The
                                        authorized denominations of
                                        Certificated Notes denominated in
                                        any other currency will be
                                        specified pursuant to "Settlement
                                        Procedures" below.

Interest:                               General.  Interest, if any, on each
---------                               Certificated Note will accrue
                                        from the original issue date for the
                                        first interest period or the
                                       last date to which interest has been
                                       paid, if any, for each subsequent
                                       interest period, and will be
                                       calculated and paid in the manner
                                       described in such Note and in the
                                       Prospectus, as supplemented by the
                                       applicable Pricing Supplement.
                                       Unless otherwise specified therein,
                                       each payment of interest on a
                                       Certificated Note will include
                                       interest accrued to but excluding
                                       the Interest Payment Date (provided
                                       that, in the case of Certificated
                                       Notes which reset daily or weekly,
                                       interest payments will include
                                       accrued interest to but excluding
                                       the Regular Record Date immediately
                                       preceding the Interest Payment Date)
                                       or to but excluding Maturity (other
                                       than a Maturity of a Fixed Rate
                                       Certificated Note occurring on the
                                       31st day of a month, in which case
                                       such payment of interest will
                                       include interest accrued to but
                                       excluding the 30th day of such
                                       month).

                                       Regular Record Dates. The Regular
                                       Record Dates with respect to any
                                       Interest Payment Date shall be the
                                       date fifteen calendar days
                                       immediately preceding such Interest
                                       Payment Date (whether or not a
                                       Business Day).

                                       Fixed Rate Certificated Notes.
                                       Unless otherwise specified pursuant
                                       to Settlement Procedure "A" below,
                                       interest payments on Fixed Rate
                                       Certificated Notes will be made
                                       semi-annually on June 1 and December
                                       1 of each year and at Maturity;
                                       provided, however, that if any
                                       Interest Payment Date for a Fixed
                                       Rate Certificated Note is not a
                                       Business Day, the payment due on
                                       such day shall be made on the next
                                       succeeding Business Day and no
                                       interest shall accrue on such
                                       payment for the period from and
                                       after such Interest Payment Date;
                                       provided further, that in the case
                                       of a Fixed Rate Certificated Note
                                       issued between a Regular Record Date
                                       and an Interest Payment Date, the
                                       first interest payment will be made
                                       on the Interest Payment Date
                                       following the next succeeding
                                       Regular Record Date.

                                       Floating Rate Certificated Notes.
                                       Interest payments will be made on
                                       Floating Rate Certificated Notes
                                       monthly, quarterly, semi-annually or
                                       annually. Interest will be payable,
                                       in the case of Floating Rate
                                       Certificated Notes with a monthly
                                       Interest Payment Period, on the
                                       third Wednesday of each month; with
                                       a quarterly interest Payment Period,
                                       on the third Wednesday of March,
                                       June, September and December of each
                                       year; with a semi-annual Interest
                                       Payment Period, on the third
                                       Wednesday of the two months
                                       specified pursuant to Settlement
                                       Procedure "A" below; and with an
                                       annual Interest Payment Period, on
                                       the third Wednesday of the month
                                       specified pursuant to Settlement
                                       Procedure "A" below; provided,
                                       however, that if
                                       an Interest Payment Date for a
                                       Floating Rate Certificated Note
                                       would otherwise be a day that is not
                                       a Business Day with respect to such
                                       Floating Rate Certificated Note,
                                       such Interest Payment Date will be
                                       the next succeeding Business Day
                                       with respect to such Floating Rate
                                       Certificated Note, except in the
                                       case of a Floating Rate Certificated
                                       Note for which the Base Rate is
                                       LIBOR, if such Business Day is in
                                       the next succeeding calendar month,
                                       such Interest Payment Date will be
                                       the immediately preceding Business
                                       Day; and provided further, that in
                                       the case of a Floating Rate
                                       Certificated Note issued between a
                                       Regular Record Date and an interest
                                       Payment Date, the first interest
                                       payment will be made on the Interest
                                       Payment Date following the next
                                       succeeding Regular Record Date.

Calculation of Interest:                Fixed Rate Certificated Note.
------------------------                Interest on Fixed Rate Certificated
                                        Notes (including interest for
                                        partial periods) will be calculated
                                        on the basis of a 360-day year of
                                        twelve 30-day months.

                                       Floating Rate Certificated Notes.
                                       Interest rates on Floating Rate
                                       Certificated Notes will be
                                       determined as set forth in the form
                                       of Notes. Interest on Floating Rate
                                       Certificated Notes, except as
                                       otherwise set forth therein, will be
                                       calculated on the basis of actual
                                       days elapsed and a year of 360 days,
                                       except that in the case of a
                                       Floating Rate Certificated Note for
                                       which the Base Rate is Treasury
                                       Rate, interest will be calculated on
                                       the basis of the actual number of
                                       days in the year.

Payments of Principal                  Interest, if any, on each Certificated
and Interest:                          Note will be calculated and paid
---------------------                  in the manner described in such
                                       Note and in the Prospectus, as
                                       supplemented by the applicable Pricing
                                       Supplement. Unless otherwise provided in the Indenture or the Certificated Note, the first payment of interest on any Certificated Note originally issued between a Record Date and an Interest Payment Date will be made on the next succeeding Interest
                                       Payment Date. Interest payable at
                                       the Maturity of a Certificated Note
                                       will be payable to the Person to
                                       whom the principal of such Note is
                                       payable. Unless other arrangements
                                       are made, all interest payments
                                       (excluding interest payments made on
                                       the Maturity Date) will be made by
                                       check mailed to the person entitled
                                       thereto as provided above; provided,
                                       however, that the holder of
                                       $10,000,000 (or the equivalent
                                       thereof in other currencies) or more
                                       of Certificated Notes with similar
                                       tenor and terms will be entitled to
                                       receive payment by wire transfer or
                                       automated clearing house in U.S.
                                       dollars.

                                       Within 10 days following each Record
                                       Date, the Trustee will inform the
                                       Company of the total amount of the
                                       interest payments to be made by the
                                       Company on the next succeeding
                                       Interest Payment Date. The Trustee
                                       will provide monthly to the Company
                                       a list of the principal and interest
                                       to be paid on Certificated Notes
                                       maturing in the next succeeding
                                       month.

                                       Chase Manhattan will be responsible
                                       for withholding taxes on interest
                                       paid on Certificated Notes as
                                       required by applicable law.

                                       If the Maturity of a Certificated
                                       Note is not a Business Day, the
                                       payment due on such day shall be
                                       made on the next succeeding Business
                                       Day and no interest shall accrue on
                                       such payment for the period from and
                                       after such Maturity.

Procedures upon Company's              Company Notice to Trustee Regarding
Exercise of Optional                   Exercise of Optional Redemption.  At
Redemption:                            least 45 days prior to the date on which
-------------------------              it intends to redeem a Certificated
                                       Note, the Company will notify the
                                       Trustee that it is exercising such
                                       option with respect to such
                                       Certificated Note on such date.

                                       Trustee Notice to Holders Regarding
                                       Company's Exercise of Optional
                                       Redemption. After receipt of notice
                                       that the Company is exercising its
                                       option to redeem a Certificated
                                       Note, the Trustee will, at least 30
                                       days before the redemption date for
                                       such Certificated Note, mail a
                                       notice, first class, postage
                                       prepaid, to the Holder of such
                                       Certificated Note informing such
                                       Holder of the Company's exercise of
                                       such option with respect to such
                                       Certificated Note.

                                       Deposit of Redemption Price. On or
                                       before any redemption date, the
                                       Company shall deposit with such
                                       Trustee an amount of money
                                       sufficient to pay the redemption
                                       price, plus interest accrued to such
                                       redemption date, for all the
                                       Certificated Notes or portions
                                       thereof and which are to be repaid
                                       on such redemption date. Such
                                       Trustee will use such money to repay
                                       such Certificated Notes pursuant to
                                       the terms set forth in such Notes.

Procedure for Rate Setting             The Company and the Agents will discuss
and Posting:                           from time to time the aggregate
--------------------------             principal amount of, the issuance price
                                       of, and the interest rates to be borne
                                       by, Notes that may be sold as a result
                                       of the solicitation of orders by the
                                       Agents. If the Company decides to
                                       set prices of, and rates borne by,
                                       any Notes in respect of which the
                                       Agents are to solicit orders (the
                                       setting of such prices and rates to
                                       be referred to herein as "posting")
                                       or if the

                                       Company decides to change prices or
                                       rates previously posted by it, it
                                       will promptly advise the Agents of
                                       the prices and rates to be posted.

Acceptance and                         Unless otherwise instructed by the
Rejection of Orders:                   Company, each Agent will advise the
--------------------                   Company promptly by telephone of all
                                       orders to purchase Certificated Notes
                                       received by such Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. Unless otherwise agreed by the Company and the Agents, the Company has the sole right to accept orders to purchase Certificated
                                       Notes and may reject any such orders
                                       in whole or in part. Before
                                       accepting any order to purchase a
                                       Certificated Note to be settled in
                                       less than three Business Days, the
                                       Company shall verify that the
                                       Trustee will have adequate time to
                                       prepare and authenticate such Note.

Preparation of                         If any order to purchase a Certificated
Pricing Supplement:                    Note is accepted by or an behalf of the
-------------------                    Company, the Company will prepare a
                                       pricing supplement (a "Pricing
                                       Supplement") reflecting the interest
                                       rates and other terms of such Certified
                                       Note and will arrange to have copies
                                       thereof filed with the Commission in
                                       accordance with the applicable
                                       paragraph of Rule 424(b) under the
                                       Act and will supply one copy thereof
                                       (and additional copies if requested)
                                       to the Agent which presented the
                                       order (the "Presenting Agent"). The
                                       Presenting Agent will cause a
                                       Prospectus and Pricing Supplement to
                                       be delivered to the purchaser of
                                       such Certificated Note.

                                       In each instance that a Pricing
                                       Supplement is prepared, the
                                       Presenting Agent will affix the
                                       Pricing Supplement to Prospectuses
                                       prior to their use. Outdated Pricing
                                       Supplements (other than those
                                       retained for files) will be
                                       destroyed.

Suspension of Solicitation;             The Company reserves the right, in its
Amendment or Supplement:                sole discretion, to instruct the Agents
---------------------------             to suspend at any time for any period
                                        of time or permanently, the
                                        solicitation of orders to purchase
                                        Certificated Notes. Upon receipt of
                                        such instructions, the Agents will
                                        forthwith suspend solicitation
                                        until such time as the Company has
                                        advised them that such solicitation
                                        may be resumed.

                                       In the event that at the time the
                                       Company suspends solicitation of
                                       purchases there shall be any orders
                                       outstanding for settlement, the
                                       Company will promptly advise the
                                       Agents, the Trustee and Chase
                                       Manhattan whether such orders may be
                                       settled and whether copies of the
                                       Prospectus as in effect at the time
                                       of the suspension, together with the
                                       appropriate Pricing

                                       Supplement, may be delivered in
                                       connection with the settlement of
                                       such orders. The Company will have
                                       the sole responsibility for such
                                       decision and for any arrangements
                                       that may be made in the event that
                                       the Company determines that such
                                       orders may not be settled or that
                                       copies of such Prospectus may not be
                                       so delivered.

                                       If the Company decides to amend or
                                       supplement the Registration
                                       Statement or the Prospectus, it will
                                       promptly advise the Agents and
                                       furnish the Agents with the proposed
                                       amendment or supplement and with
                                       such certificates and opinions as
                                       are required, all to the extent
                                       required by and in accordance with
                                       the terms of the Agency Agreement.
                                       Subject to the provisions of the
                                       Agency Agreement, the Company may
                                       file with the Commission any
                                       supplement to the Prospectus
                                       relating to the Notes. The Company
                                       will provide the Agents, the Trustee
                                       and Chase Manhattan with copies of
                                       any such supplement, and confirm to
                                       the Agents that such supplement has
                                       been filed with the Commission
                                       pursuant to the applicable paragraph
                                       of Rule 424(b).

Procedure for Rate Changes:             When the Company has determined to
---------------------------             change the interest rates of
                                        Certificated Notes being offered,
                                        it will promptly advise the Agents
                                        and the Agents will forthwith
                                        suspend solicitation of orders. The
                                        Agents will telephone the Company
                                        with recommendations as to the
                                        changed interest rates. At such
                                        time as the Company has advised the
                                        Agents of the new interest rates,
                                        the Agents may resume solicitation
                                        of orders. Until such time only
                                        "indications of interest" may be
                                        recorded.

Delivery of Prospectus:                 A copy of the Prospectus and a
-----------------------                 Pricing Supplement relating to a
                                        Certificated Note must accompany or
                                        precede the earliest of any written
                                        offer of such Certificated Note,
                                        confirmation of the purchase of
                                        such Certificated Note and payment
                                        for such Certificated Note by its
                                        purchaser. If notice of a change in
                                        the terms of the Certificated Notes
                                        is received by the Agents between
                                        the time an order for a
                                        Certificated Note is placed and the
                                        time written confirmation thereof
                                        is sent by the Presenting Agent to
                                        a customer or his agent, such
                                        confirmation shall be accompanied
                                        by a Prospectus and Pricing
                                        Supplement setting forth the terms
                                        in effect when the order was
                                        placed. Subject to "Suspension of
                                        Solicitation; Amendment or
                                        Supplement" above, the Presenting
                                        Agent will deliver a Prospectus and
                                        Pricing Supplement as herein
                                        described with respect to each
                                        Certificated Note sold by it. The
                                        Company will make such delivery if
                                        such Certificated Note is sold
                                        directly by the Company to a
                                        purchaser (other than any Agent).

Confirmation:                          For each order to purchase a
-------------                          Certificated Note solicited by any
                                       Agent and accepted by or on behalf
                                       of the Company, the Presenting Agent
                                       will issue a confirmation to the
                                       purchaser, with a copy to the
                                       Company, setting forth the details
                                       set forth above and delivery and
                                       payment instructions.

Settlement:                             The receipt by the Company of
-----------                             immediately available funds in
                                        exchange for an authenticated
                                        Certificated Note delivered to the
                                        Presenting Agent and the Presenting
                                        Agent's delivery of such
                                        Certificated Note against receipt
                                        of immediately available funds
                                        shall, with respect to such
                                        Certificated Note, constitute
                                        "settlement". All orders accepted
                                        by the Company will be settled on
                                        the third Business Day following
                                        the date of sale pursuant to the
                                        timetable for settlement set forth
                                        below, unless the Company and the
                                        purchaser agree to settlement on
                                        another day which shall be no
                                        earlier than the next Business Day
                                        following the date of sale.

Settlement Procedures:                  Settlement Procedures with regard to
----------------------                  each Certificated Note sold by the
                                        Company through any Agent, as
                                        agent, shall be as follows:

                                       A.     The Presenting Agent will
                                              advise the Company by
                                              telephone of the following
                                              settlement information, in
                                              time for the Trustee to
                                              prepare and authenticate the
                                              required Note:

                                              1.     Name in which such
                                                     Certificated Note is
                                                     to be registered
                                                     ("Registered Owner").

                                              2.     Address of the
                                                     Registered Owner and
                                                     address for payment of
                                                     principal and
                                                     interest.

                                              3.     Taxpayer
                                                     identification number
                                                     of the Registered
                                                     Owner (if available).

                                              4.     Principal amount.

                                              5.     Maturity Date.

                                              6.     In the case of a Fixed
                                                     Rate Certificated
                                                     Note, the interest
                                                     rate or, in the case
                                                     of a Floating Rate
                                                     Certificated Note, the
                                                     initial interest rate
                                                     (if known at such
                                                     time), Base Rate,
                                                     Index Maturity,
                                                     Interest Reset Period,
                                                     Interest Reset Dates,
                                                     Spread or Spread
                                                     Multiplier (if any),
                                                     Minimum Interest Rate
                                                     (if any) and Maximum
                                                     Interest Rate (if
                                                     any).

                                              7.     Interest Payment Dates and
                                                     the Interest Payment
                                                     Period.

                                              8.     Specified Currency and
                                                     whether the option to
                                                     elect payment in a
                                                     Specified Currency
                                                     applies and if the
                                                     Specified Currency is
                                                     not U.S. dollars, the
                                                     authorized
                                                     denominations.

                                              9.     Redemption, repayment
                                                     or extension
                                                     provisions, if any.

                                              10.    Settlement date.

                                              11.    Price (including
                                                     currency).

                                              12.    Presenting Agent's
                                                     commission, determined
                                                     as provided in Section
                                                     2 of the Agency
                                                     Agreement.

                                              13.    Whether such
                                                     Certificated Note is
                                                     issued at an original
                                                     issue discount, and,
                                                     if so, the total
                                                     amount of OID, the
                                                     yield to maturity and
                                                     the initial accrual
                                                     period OID.

                                       B.     The Company will advise Chase
                                              Manhattan by telephone
                                              (confirmed in writing at any
                                              time on the sale date) or
                                              electronic transmission of
                                              the information set forth in
                                              Settlement Procedure "A"
                                              above and the name of the
                                              Presenting Agent.

                                       C.     The Company will deliver to
                                              Chase Manhattan a pre-printed
                                              five-ply packet for such
                                              Certificated Note, which
                                              packet will contain the
                                              following documents in forms
                                              that have been approved by
                                              Company, the Agents and the
                                              Trustee:

                                              1.   Certificated Note with
                                                   customer confirmation.

                                              2.   Stub One - For Trustee.

                                              3.   Stub Two - For the
                                                   Presenting Agent.

                                              4.   Stub Three - For the Company.

                                              5.   Stub Four - For the
                                                   Authenticating Agent.

                                       D.     Chase Manhattan will complete
                                              such Certificated Note and
                                              will authenticate such
                                              Certificated Note and deliver
                                              it

                                              (with the confirmation) and
                                              Stubs One and Two to the
                                              Presenting Agent, all in
                                              accordance with the written
                                              directions (or oral
                                              instructions confirmed in
                                              writing on the next Business
                                              Day) of the Company, and the
                                              Presenting Agent will
                                              acknowledge receipt of the
                                              Note by stamping or otherwise
                                              marking Stub One and
                                              returning it to the Trustee.
                                              Such delivery will be made
                                              only against such
                                              acknowledgment of receipt. In
                                              the event that the
                                              instructions given by the
                                              Presenting Agent for payment
                                              to the account of the Company
                                              are revoked, the Company will
                                              as promptly as possible wire
                                              transfer to the account of
                                              the Presenting Agent an
                                              amount of immediately
                                              available funds equal to the
                                              amount of such payment made.

                                       E.     The Presenting Agent will
                                              deliver such Certificated
                                              Note (with the confirmation)
                                              to the customer against
                                              payment in immediately
                                              payable funds. The Presenting
                                              Agent will obtain the
                                              acknowledgment of receipt of
                                              such Certificated Note by
                                              retaining Stub Two.

                                       F.     Chase Manhattan will send
                                              Stub Three to the Company by
                                              first-class mail and retain
                                              Stub Four for its records.

Settlement Procedures                   For orders of Certificated Notes
Timetable:                              solicited by any Agent, as agent,
---------------------                   and accepted by the Company,
                                        Settlement Procedures "A" through
                                        "F" set forth above shall be
                                        completed on or before the
                                        respective times (New York City
                                        time) set forth below:

                                       Settlement
                                       Procedure             Time
                                       ----------            ----

                                           A       2:00 P.M. on the day before
                                                             settlement
                                          B-C      3:00 P.M. on the Business
                                                             Day  before
                                                             settlement
                                           D       2:15 P.M. on settlement date
                                           E       3:00 P.M. on settlement date
                                           F       5:00 P.M. on settlement date

Failure to Settle:                      If a purchaser fails to accept
------------------                      delivery of and make payment for
                                        any Certificated Note, the
                                        Presenting Agent will notify the
                                        Company and Chase Manhattan by
                                        telephone and return such
                                        Certificated Note to the Trustee.
                                        Upon receipt of such notice, the
                                        Company will immediately wire
                                        transfer to the account of the
                                        Presenting Agent an amount equal to
                                        the amount previously credited to
                                        the account of Company in respect
                                        of such

                                       Certificated Note. Such wire
                                       transfer will be made on the
                                       settlement date, if possible, and in
                                       any event not later than the
                                       Business Day following the
                                       settlement date. If the failure
                                       shall have occurred for any reason
                                       other than a default by the
                                       Presenting Agent in the performance
                                       of its obligations hereunder and
                                       under the Agency Agreement, then the
                                       Company will reimburse the
                                       Presenting Agent or Chase Manhattan,
                                       as appropriate, on an equitable
                                       basis for its loss of the use of the
                                       funds during the period when they
                                       were credited to the account of the
                                       Company. Immediately upon receipt of
                                       the Certificated Note in respect of
                                       which such failure occurred, the
                                       Trustee will cancel such
                                       Certificated Note in accordance with
                                       the Indenture and so advise the
                                       Company and Chase Manhattan, and
                                       Chase Manhattan will make
                                       appropriate entries in its records.

Trustee and Chase Manhattan            Nothing herein shall be deemed to
Not to Risk Funds:                     require the Trustee or Chase Manhattan
---------------------------            to risk or expend its own funds in
                                       connection with any payment to the
                                       Company, the Agents or the purchaser, it being understood by all parties that payments made by the Trustee or Chase Manhattan to the Company, the Agents or the purchaser shall be made only to the extent that funds are provided to the Trustee or Chase
                                       Manhattan for such purpose.

Authenticity of Signatures:             The Company will cause the Trustee to
---------------------------             furnish Chase Manhattan and the
                                        Agents from time to time with the
                                        specimen signatures of each of the
                                        Trustee's officers, employees or
                                        agents who has been authorized by
                                        the Trustee to authenticate
                                        Certificated Notes, but neither
                                        Chase Manhattan nor any Agent will
                                        have any obligation or liability to
                                        the Company or the Trustee in
                                        respect of the authenticity of the
                                        signature of any officer, employee
                                        or agent of the Company or the
                                        Trustee on any Certificated Note.

Periodic Statements from               Periodically, Chase Manhattan will send
Chase Manhattan:                       to the Company a statement setting forth
-------------------------              the principal amount of Certificated
                                       Notes Outstanding as of that date
                                       and setting forth a brief
                                       description of any sales of
                                       Certificated Notes which the Company
                                       has advised Chase Manhattan but
                                       which have not yet been settled.

                                  PART III

               Administrative Procedures for Remarketed Notes
               -----------------------------------------------

         The Notes may be offered and issued as Remarketed Notes from time to time by Johnson Controls, Inc. The Notes will be issued in fully registered book-entry form and delivered to the Trustee, as custodian for DTC. The terms of the initial issuance of each Remarketed Note will be recorded on the book-entry note representing such Remarketed Note. All other variable terms of the Remarketed Notes in connection with remarketings will be maintained in the Trustee's records. Owners of beneficial interests in Remarketed Notes issued in book-entry form will be entitled to physical delivery of Remarketed Notes in certificated form equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Prospectus and related supplements.

         As set forth in the Prospectus and related supplements, the Company shall appoint one or more remarketing agents (each, a "Remarketing Agent" and, collectively, the "Remarketing Agents") with respect to the Remarketed Notes pursuant to one or more remarketing agreements
(collectively, the "Remarketing Agreement").

         The Administrative Procedures set forth in Part I and Part II above shall apply to the Remarketed Notes except as modified or superseded hereby.

Issuance:                              All Remarketed Notes issued having the
--------                               same Presenting Agent, Original Issue
                                       Date, Initial Interest Rate, Initial
                                       Interest Rate Period and Maturity Date
                                       and other terms will be represented
                                       initially by a single global security
                                       in fully registered form without coupons.
                                       All such initial terms will be
                                       recorded by the Trustee on the global
                                       security. The terms of remarketing from time to time will be evidenced by the records maintained by the Trustee.

                                       All Remarketed Notes subsequently
                                       remarketed on the same Interest
                                       Adjustment Date in the same Interest
                                       Rate Mode having the same Interest
                                       Rate, Interest Rate Period and other
                                       terms will be represented by a
                                       single global Remarketed Note.

                                       Each Remarketed Note will be dated
                                       and issued as of the date of its
                                       authentication by the Trustee. The
                                       date from which interest will begin
                                       to accrue with respect to each
                                       Remarketed Note will be (a) with
                                       respect to an original Remarketed
                                       Note (or any portion thereof), its
                                       Original Issue Date and (b) with
                                       respect to any Remarketed Note (or
                                       portion thereof) issued subsequently
                                       upon exchange of a Remarketed Note
                                       or in lieu of a destroyed, lost or
                                       stolen Remarketed Note, the most
                                       recent Interest Payment Date to
                                       which interest has been paid or duly
                                       provided for on the predecessor
                                       Remarketed Note or Remarketed Notes

                                       (or if no such payment or provision
                                       has been made, the Original Issue
                                       Date of the predecessor Remarketed
                                       Note or Remarketed Notes),
                                       regardless of the date of
                                       authentication of such subsequently
                                       issued Remarketed Note. No global
                                       Remarketed Note shall represent any
                                       Remarketed Note issued in
                                       certificate
                                       form.

Transfers:                             Transfers of beneficial ownership
----------                             interests in a Remarketed Note will
                                       be accomplished by book entries made
                                       by DTC and, in turn, by DTC
                                       participants (and in certain cases,
                                       one or more indirect participants in
                                       DTC) acting on behalf of beneficial
                                       transferors and transferees of such
                                       Remarketed Note.

Denominations:                         All Remarketed Notes will be denominated
--------------                         in U.S. dollars. Remarketed Notes will
                                       be issued in denominations of $100,000
                                       and integral multiples of $1,000 in
                                       excess thereof.

Interest:                              Overview. Principal of each
---------                              Remarketed Note will be repayable
                                       by the Company only at the Maturity
                                       Date thereof or on earlier
                                       repayment at the option of the
                                       holders thereof (if applicable),
                                       upon earlier redemption at the
                                       option of the Company or upon
                                       Special Mandatory Purchase, in each
                                       case in accordance with the terms
                                       of Remarketed Notes. Each
                                       Remarketed Note initially will earn
                                       interest at the Initial Interest
                                       Rate for the Initial Interest Rate
                                       Period specified in the applicable
                                       Pricing Supplement. Thereafter,
                                       while a Remarketed Note is in the
                                       Short Term Rate Mode, it will earn
                                       interest during each Short Term
                                       Rate Period at fixed rates
                                       established by the Remarketing
                                       Agent on the first day of such
                                       Short Term Rate Period. While a
                                       Remarketed Note is in the Long Term
                                       Rate Mode, it will earn interest
                                       during each Long Term Rate Period
                                       at fixed rates established prior to
                                       the commencement of such Long Term
                                       Rate Period and/or rates
                                       established on the first day of
                                       such Long Term Rate Period and
                                       reset at intervals established by
                                       the Remarketing Agent with the
                                       consent of the Company prior to the
                                       commencement of such Long Term Rate
                                       Period by reference to a Base Rate
                                       established by the Company prior to
                                       the commencement of such Long Term
                                       Rate Period as adjusted by a
                                       Spread, if any, and a Spread
                                       Multiplier, if any, established
                                       prior to the commencement of such
                                       Long Term Rate Period by the
                                       Remarketing Agent.

                                       General. Each Remarketed Note will
                                       bear interest in accordance with its
                                       terms. Unless otherwise provided in
                                       the applicable Pricing Supplement,
                                       interest on each Remarketed Note
                                       will accrue from and including the
                                       Original Issue Date of such
                                       Remarketed Note for the first
                                       interest period or from the
                                       most recent Interest Payment Date to
                                       which interest has been paid or duly
                                       provided for all subsequent interest
                                       periods to, but excluding, the
                                       applicable Interest Payment Date,
                                       Interest Rate Adjustment Date or the
                                       stated Maturity Date or date of
                                       earlier
                                       redemption.

                                       Each Interest Rate Adjustment Date
                                       shall be a Business Day. Except as
                                       provided below, if an Interest
                                       Payment Date or the Maturity Date
                                       with respect to any Note falls on a
                                       day that is not a Business Day, the
                                       required payment to be made on such
                                       day need not be made on such day,
                                       but may be made on the next
                                       succeeding Business Day with the
                                       same force and effect as if made on
                                       such day, and no interest shall
                                       accrue on such payment for the
                                       period from and after such day to
                                       the next succeeding Business Day. In
                                       the case of a Remarketed Note
                                       bearing interest at a floating rate
                                       for which LIBOR is an applicable
                                       Interest Rate Basis, if such
                                       Business Day falls in the next
                                       succeeding calendar month, such
                                       Interest Payment Date will be the
                                       immediately preceding Business Day.

                                       Regular Record Dates. In the case of
                                       the Initial Interest Rate Period,
                                       the Record Dates will be specified
                                       in the applicable Pricing Supplement
                                       or, if not so specified, the
                                       Business Day next preceding the
                                       related Interest Payment Date.
                                       Thereafter, unless otherwise
                                       specified in the applicable Pricing
                                       Supplement, the Record Date for each
                                       Interest Payment Date will be (y) in
                                       the case of each Short Term Rate
                                       Period, the Business Day next
                                       preceding such Interest Payment
                                       Date, and (z) in the case of each
                                       Long Term Rate Period, the 15th day
                                       (whether or not a Business Day)
                                       prior to such Interest Payment Date.

                                       Interest Payment Dates. Interest
                                       payments will be made on each
                                       Interest Payment Date commencing
                                       with the first Interest Payment Date
                                       following the Original Issue Date.

                                       Interest on each Remarketed Note
                                       during the Initial Interest Rate
                                       Period will be payable on the
                                       Interest Payment Date or Dates
                                       specified in the applicable Pricing
                                       Supplement. Thereafter, unless
                                       otherwise specified in the
                                       applicable Pricing Supplement, the
                                       Interest Payment Dates for such
                                       Remarketed Note will be determined
                                       as follows: (i) interest with
                                       respect to each Short Term Rate
                                       Period will be payable on the
                                       Business Day next following such
                                       Short Term Rate Period; and (ii)
                                       interest with respect to each Long
                                       Term Rate Period will be payable no
                                       less than semiannually on such dates
                                       as are established by the Company
                                       and the Remarketing Agent prior
                                       to the commencement of each Long
                                       Term Rate Period in the case of a
                                       fixed interest rate, and as
                                       specified in the applicable Floating
                                       Interest Rate Notice in the case of
                                       a floating interest rate.

Calculation of Interest:               Unless otherwise set forth in the
------------------------               applicable Remarketed Note, Interest
                                       (including payments for partial periods) on Remarketed Notes bearing interest at a fixed rate during a Long Term Rate
                                       Period will be calculated and paid on
                                       the basis of a 360-day year of twelve
                                       30-day months.

                                       Floating interest rates will be
                                       calculated by reference to the
                                       specified Base Rate plus or minus
                                       the applicable Spread, if any,
                                       and/or multiplied by the applicable
                                       Spread Multiplier, if any.

                                       Interest earned on a Remarketed Note
                                       during a Short Term Rate Period and
                                       interest earned at a floating rate
                                       during a Long Term Rate Period will
                                       be calculated by multiplying the
                                       principal amount of such Remarketed
                                       Note by an accrued interest factor.
                                       Such accrued interest factor is
                                       computed by adding the interest
                                       factor calculated for each day in
                                       the period for which accrued
                                       interest is being calculated. The
                                       interest factor for each such day is
                                       computed by diving the interest rate
                                       applicable to such day by 360 if the
                                       Remarketed Note is in a Short Term
                                       Rate Period or if the CD Rate,
                                       Commercial Paper Rate, Eleventh
                                       District Cost of Funds Rate, Federal
                                       Funds Rate, LIBOR or Prime Rate is
                                       an applicable Interest Rate Basis,
                                       or by the actual number of days in
                                       the year if the CMT Rate or Treasury
                                       Rate is an applicable Interest Rate
                                       Basis. The interest factor for
                                       Remarketed Notes for which the
                                       interest rate is calculated with
                                       reference to two or more Base Rate
                                       will be calculated in each period in
                                       the same manner as if only one of
                                       the applicable Base Rate applied.

Floating Interest Rates:                Unless otherwise specified in the
------------------------                applicable Pricing Supplement, with
                                        the consent of the Remarketing
                                        Agent, a floating interest rate
                                        will apply to any Long Term Rate
                                        Period for a Remarketed Note
                                        specified by the Company upon
                                        receipt by the Trustee and the
                                        Remarketing Agent of a notice in or
                                        confirmed in writing (a "Floating
                                        Interest Rate Notice") from the
                                        Company not less than eleven (11)
                                        Business Days prior to the Interest
                                        Rate Adjustment Date for such Long
                                        Term Rate Period. Each Floating
                                        Interest Rate Notice must state
                                        each Remarketed Note to which it
                                        relates and the Long Term Rate
                                        Period to which it relates, and
                                        must also state that the beneficial
                                        owners of each such Remarketed Note
                                        will be deemed to have tendered
                                        each such Remarketed Note as of the
                                        Conversion Date
                                       and will not be entitled to further
                                       accrual of interest on each such
                                       Remarketed Note after such date.
                                       Each Floating Interest Rate Notice
                                       must also state whether the floating
                                       interest rate is a "Regular Floating
                                       Rate," a "Floating Rate/Fixed Rate"
                                       or an "Inverse Floating Rate," the
                                       Fixed Rate Commencement Date, if
                                       applicable, the Fixed Interest Rate,
                                       if applicable, the Base Rate, the
                                       Initial Interest Rate, if any, the
                                       Initial Interest Reset Date, the
                                       Interest Reset Period and Dates, the
                                       Interest Payment Period and Dates,
                                       the Index Maturity and the Maximum
                                       Interest Rate and/or the Minimum
                                       Interest Rate, if any. If one or
                                       more of the applicable Base Rate is
                                       LIBOR or the CMT Rate, the Floating
                                       Interest Rate Notice will also
                                       specify the index currency and
                                       Designated LIBOR Page or the
                                       Designated CMT Maturity Index and
                                       Designated CMT Telerate Page,
                                       respectively.

Base Rates applicable to               Floating interest rates will be
Floating Interest Rates:               determined by reference to the CD Rate,
-------------------------              the CMT Rate, the Commercial Paper Rate,
                                       the Eleventh District Cost of Funds
                                       Rate, the Federal Funds Rate, LIBOR,
                                       the Prime Rate, the Treasury Rate,
                                       or such other interest rate basis or
                                       formula as may be set forth in the
                                       applicable Floating Interest Rate
                                       Notice or by reference to two or
                                       more such rates, as adjusted by the
                                       applicable Spread and/or Spread
                                       Multiplier, if any.

Payments of Principal                  Payments of Interest Only.  Promptly
and Interest (other than               after each Regular Record Date, the
Special Mandatory                      Trustee will deliver to the Company a
Purchase):                             written notice specifying by CUSIP
------------------------               number the amount of interest to be paid
                                       on each Remarketed Note on the following
                                       Interest Payment Date (other than an
                                       Interest Payment Date coinciding with
                                       the Maturity Date) and the total of such amounts. The Trustee and DTC will confirm the amount payable on each Remarketed Note on such Interest Payment
                                       Date in accordance with DTC's procedures as in effect from time to time. On or before such Interest Payment
                                       Date, the Company will pay to the
                                       Trustee in immediately available
                                       funds an amount sufficient to pay
                                       the interest then due and owing on
                                       the Remarketed Notes, and upon
                                       receipt of such funds from the
                                       Company, the Trustee in turn will
                                       pay to DTC such total amount of
                                       interest due on such Remarketed
                                       Notes (other than on the Maturity
                                       Date) at the times and in the manner
                                       set forth below under "Manner of
                                       Payment".

                                       Payments at Maturity. Not less than
                                       15 days nor more than 60 days prior
                                       to the Maturity Date of any
                                       Remarketed Note (subject to the
                                       Trustee having received prior notice
                                       of redemption, if applicable), the
                                       Trustee will deliver to the

                                       Company a written list of principal,
                                       premium, if any, and interest to be
                                       paid on each such Remarketed Note.
                                       The Trustee and the Company will
                                       confirm the amounts of such
                                       principal, premium, if any, and
                                       interest payment with respect to
                                       each such Remarketed Note on or
                                       about the fifth Business Day
                                       preceding the Maturity Date of such
                                       Remarketed Note. The Trustee and DTC
                                       will confirm such amounts in
                                       accordance with DTC's procedures as
                                       in effect from time to time. On or
                                       before the Maturity Date, the
                                       Company will pay to the Trustee in
                                       immediately available funds an
                                       amount sufficient to make the
                                       required payments, and upon receipt
                                       of such funds the Trustee in turn
                                       will pay to DTC the principal amount
                                       of Remarketed Notes, together with
                                       premium, if any, and interest due on
                                       the Maturity Date, at the times and
                                       the manner set forth below under
                                       "Manner of Payment". Promptly after
                                       payment to DTC of the principal,
                                       premium, if any, and interest due on
                                       the Maturity Date of such Remarketed
                                       Note, the Trustee will cancel such
                                       Remarketed Note and deliver to the
                                       Company an appropriate debit advice.
                                       On the first Business Day of each
                                       month, the Trustee will deliver to
                                       the Company a written statement
                                       indicating the total principal
                                       amount of outstanding Remarketed
                                       Notes as of the close of business on
                                       the immediately preceding Business
                                       Day.

                                       Manner of Payment. The total amount
                                       of any principal, premium, if any,
                                       and interest due on Remarketed Notes
                                       on any Interest Payment Date or the
                                       Maturity Date, as the case may be,
                                       shall be paid by the Company to the
                                       Trustee in funds available for use
                                       by the Trustee no later than 10:00
                                       a.m., New York City time, on such
                                       date. The Company will make such
                                       payment on such Remarketed Notes to
                                       an account specified by the Trustee.
                                       Thereafter on such date, DTC will
                                       debit the account of the Trustee and
                                       pay, in accordance with its SDFS
                                       operating procedures then in effect,
                                       such amounts in funds available for
                                       immediate use to the respective DTC
                                       participants in whose names the
                                       beneficial interests in such
                                       Remarketed Notes are recorded in the
                                       book-entry system maintained by DTC.
                                       Neither the Company nor the Trustee
                                       shall have any responsibility or
                                       liability for the payment by DTC of
                                       the principal of, or premium, if
                                       any, or interest on, the Remarketed
                                       Notes.

                                       Withholding Taxes. The amount of any
                                       taxes required under applicable law
                                       to be withheld from any interest
                                       payment on a Remarketed Note will be
                                       determined and withheld by the DTC
                                       participant, indirect participant in
                                       DTC or other Person responsible for
                                       forwarding payments and materials
                                       directly to the beneficial owner of
                                       such Remarketed Note.

Payments of Principal                   Upon notice to the Company by a
and Interest (Special                   Remarketing Agent of failed
Mandatory Purchase):                    remarketing of a Remarketed Note on
---------------------                   any Interest Rate Adjustment Date
                                        the Company will pay in immediately
                                        available funds by deposit to the
                                        account of the Trustee an amount
                                        sufficient to pay 100% of the
                                        principal amount of such Remarketed
                                        Note subject to Special Mandatory
                                        Purchase, plus accrued and unpaid
                                        interest, if any, and upon receipt
                                        of such funds the Trustee in turn
                                        will pay to DTC, the principal
                                        amount of such Remarketed Note,
                                        together with interest, if any, due
                                        at such Interest Rate Adjustment
                                        Date, at the times and in the
                                        manner set forth below under
                                        "Manner of Payment". Promptly after
                                        payment to DTC of the principal and
                                        interest, if any, due on such
                                        Interest Rate Adjustment Date, the
                                        Company may cause the Trustee to
                                        cancel the Remarketed Note in
                                        accordance with the Indenture.

                                       Manner of Payment. The total amount
                                       of any principal and interest, if
                                       any, due on Remarketed Notes subject
                                       to Special Mandatory Purchase on any
                                       Interest Rate Adjustment Date shall
                                       be paid by the Company to the
                                       Trustee in funds available for use
                                       by the Trustee no later than 3:00
                                       p.m., New York City time, on such
                                       date. The Company will make such
                                       payment on such Remarketed Note to
                                       the account specified by the
                                       Trustee.

                                       Thereafter on such date, DTC will
                                       debit the account of the Trustee and
                                       pay, in accordance with its SDFS
                                       operating procedures then in effect,
                                       such amounts in funds available for
                                       immediate use to the respective DTC
                                       participants in whose names such
                                       Remarketed Note is recorded in the
                                       book-entry system maintained by DTC.
                                       Neither the Company, the Trustee nor
                                       the Remarketing Agent shall have any
                                       responsibility or liability for the
                                       payment by DTC of the principal of,
                                       or interest, if any, on, the
                                       Remarketed Note to such DTC
                                       participants.

Redemption:                            The Remarketed Notes will be subject
-----------                            to redemption by the Company in
                                       accordance with the terms of the
                                       Remarketed Notes, Terms of
                                       redemption, if any, during the
                                       Initial Interest Rate Period for any
                                       Remarketed Note will be fixed at the
                                       time of sale of such Remarketed Note
                                       and set forth in the applicable
                                       Pricing Supplement.

Repayment:                             The Remarketed Notes will be subject
----------                             to repayment by the Company at the
                                       option of the holders thereof in
                                       accordance with the terms of the
                                       Remarketed Notes. Terms of
                                       repayment, if any, during the
                                       Initial Interest Rate Period for any
                                       Remarketed Note will be fixed at the
                                       time of sale of such Remarketed Note
                                       and set forth in the applicable
                                       Pricing Supplement.

Preparation of Pricing                 If any order to purchase a Remarketed
Supplement:                            Note is accepted by or on behalf of the
----------------------                 Company, the Company will prepare a
                                       pricing supplement (a "Pricing
                                       Supplement") reflecting the applicable
                                       interest rates and other terms of such
                                       Remarketed Note and will arrange to
                                       have copies filed with the
                                       Commission in accordance with the
                                       applicable paragraph of Rule 424(b)
                                       under the Act and will supply one
                                       copy thereof (and additional copies
                                       if requested) to the Agent which
                                       presented the order (the "Presenting
                                       Agent"). The Presenting Agent will
                                       cause a Prospectus and Pricing
                                       Supplement to be delivered to the
                                       purchaser of such Remarketed Note.

                                       Pursuant to Rule 434 ("Rule 434")
                                       under the Act, the Pricing
                                       Supplement may be delivered
                                       separately from the Prospectus.
                                       Outdated Pricing Supplements (other
                                       than those retained for files) will
                                       be destroyed.

Delivery of Prospectus                 A  copy  of the most recent Prospectus
and Applicable Pricing                 covering the Remarketed Notes and
Supplement:                            applicable Pricing Supplement must
----------------------                 accompany or precede the earlier of
                                       the written confirmation of
                                       a sale of such Remarketed Note and
                                       payment for such Remarketed Note by
                                       its purchaser. Delivery of the
                                       Prospectus and Pricing Supplement
                                       shall be the responsibility of the
                                       Presenting Agent.

Settlement:                             The receipt by the Company of
-----------                             immediately available funds in
                                        payment for a Remarketed Note and
                                        the authentication and issuance of
                                        a Remarketed Note shall constitute
                                        "settlement" with respect to such
                                        Remarketed Note. All orders
                                        accepted by the Company will be
                                        settled on the third Business Day
                                        following the date of sale of such
                                        Remarketed Note pursuant to the
                                        timetable for settlement set forth
                                        below unless the Company and the
                                        purchaser agree to settlement on
                                        another day which shall be no
                                        earlier than the next Business Day
                                        following the date of sale. If
                                        procedures A and B of the
                                        "Settlement Procedures" below with
                                        respect to a particular offer are
                                        not completed on or before the time
                                        set forth under the "Settlement
                                        Procedures Timetable," such offer
                                        shall not be settled until the
                                        Business Day following the
                                        completion of settlement procedures
                                        A and B or such later date as the
                                        purchaser, the applicable Agent and
                                        the Company shall agree.

                                       The foregoing settlement procedures
                                       may be modified, with respect to any
                                       purchase of Remarketed Notes by an
                                       Agent as principal, if so agreed by
                                       the Company and such Agent.

Settlement Procedures:                 Settlement Procedures with regard to
----------------------                 each Note purchased by each Agent, as
                                       principal, or sold by each Agent, as
                                       agent of the Company, shall be as
                                       follows:

                                       A.     The Presenting Agent will
                                              advise the Company by
                                              telephone, confirmed by
                                              facsimile or appropriate
                                              electronic media, of the
                                              following Settlement
                                              information:

                                              1.     Principal amount of the
                                                     Remarketed Note.

                                              2.     Initial Interest Rate,
                                                     Initial Interest Rate
                                                     Period, first Interest
                                                     Rate Adjustment Date,
                                                     Interest Payment
                                                     Date(s) and Record
                                                     Date(s) in respect of
                                                     the Initial Interest
                                                     Rate Period, and
                                                     redemption or
                                                     repayment provisions,
                                                     if any, applicable to
                                                     the Initial Interest
                                                     Rate Period and
                                                     Remarketing Agent(s),
                                                     if any.

                                              3.     Price to public, if
                                                     any, of the Remarketed
                                                     Note (or whether the
                                                     Remarketed Note is
                                                     being offered at
                                                     varying prices
                                                     relating to prevailing
                                                     market prices at time
                                                     of resale as
                                                     determined by the
                                                     Presenting Agent).

                                              4.     Settlement date.

                                              5.     Maturity Date.

                                              6.     Price.

                                              7.     Presenting Agent's
                                                     commission, determined
                                                     as provided in Section
                                                     2 of the Agency
                                                     Agreement.

                                              8.     Whether such
                                                     Remarketed Note is
                                                     being sold to the
                                                     Presenting Agent as
                                                     principal or to an
                                                     investor or other
                                                     purchaser through the
                                                     Presenting Agent
                                                     acting as agent for
                                                     the Company.

                                              9.     Whether such
                                                     Remarketed Note is
                                                     being issued at an
                                                     original issue
                                                     discount and, if so,
                                                     the total amount of
                                                     OID, the yield to
                                                     maturity and the
                                                     initial accrual period
                                                     OID.

                                              10.    Identification number
                                                     of DTC participant
                                                     account maintained on
                                                     behalf of the
                                                     Presenting Agent.

                                              11     Such other information
                                                     specified with respect to
                                                     the Note.

                                       B.     The Trustee will assign a CUSIP
                                              number to the Remarketed Note
                                              (which CUSIP number assigned to
                                              each Remarketed Note shall
                                              consist of the base issuer number
                                              and three additional positions to
                                              form a CUSIP number unique to
                                              that issuance) after being
                                              advised by the Company by
                                              facsimile transmission or other
                                              electronic transmission of the
                                              above settlement information
                                              received from the Presenting
                                              Agent and the name of the
                                              Presenting Agent.  Such
                                              transmission shall be accompanied
                                              or immediately followed by a
                                              Company Order instructing the
                                              Trustee to authenticate the
                                              book-entry note representing the
                                              Remarketed Note and record the
                                              initial terms of the Remarketed
                                              Note on Annex A in accordance
                                              with the terms of the Remarketed
                                              Notes.

                                       C.     The Trustee will communicate
                                              to DTC and the Presenting
                                              Agent through DTC's
                                              Participant Terminal System
                                              same- day settlement issuance
                                              instructions specifying the
                                              following settlement
                                              information:

                                              1.     The information set forth
                                                     in Settlement Procedure
                                                     "A".

                                              2.     Identification numbers
                                                     of the participant
                                                     accounts maintained by
                                                     DTC on behalf of the
                                                     Trustee and the
                                                     Presenting Agent.

                                              3.     Initial Interest
                                                     Payment Date for such
                                                     Remarketed Note,
                                                     number of days by
                                                     which such date
                                                     succeeds the related
                                                     record date for DTC
                                                     purposes and, if then
                                                     calculable, the amount
                                                     of interest payable on
                                                     such Interest Payment
                                                     Date.

                                              4.     CUSIP number of the
                                                     Remarketed Note.

                                              5.     Such other information as
                                                     DTC may require in
                                                     accordance with its
                                                     procedures as in effect
                                                     from time to time in order
                                                     to enter an SDFS deliver
                                                     order though DTC's
                                                     Participant Terminal
                                                     System (i) debiting such
                                                     Remarketed Note to the
                                                     Trustee's participant
                                                     account and crediting such
                                                     Remarketed Note to  the
                                                     participant account of the
                                                     Presenting Agent
                                                     maintained by DTC and (ii)
                                                     debiting the settlement
                                                     account of the Presenting
                                                     Agent and crediting the
                                                     settlement account of the
                                                     Trustee maintained by DTC,
                                                     in an amount equal to the
                                                     price of such Remarketed
                                                     Note less such Presenting

                                                     Agent's discount or
                                                     underwriting
                                                     commission, as
                                                     applicable.

                                                     DTC will arrange for
                                                     each pending deposit
                                                     message described
                                                     above to be
                                                     transmitted to the
                                                     CUSIP Service Bureau
                                                     in the case of any
                                                     Remarketed Note with
                                                     an Initial Interest
                                                     Rate Period of more
                                                     than 270 days.

                                       D.     The Trustee will complete and
                                              authenticate the book-entry
                                              note representing the
                                              Remarketed Note.

                                       E.     DTC will credit such
                                              Remarketed Note to the
                                              participant account of the
                                              Trustee maintained by DTC.

                                       F.     The Trustee will enter the
                                              SDFS deliver order to (i)
                                              debit the Remarketed Note to
                                              the Trustee's participant
                                              account and credit such
                                              Remarketed Note to the
                                              participant account of the
                                              Presenting Agent and (ii)
                                              debit the settlement account
                                              of the Presenting Agent and
                                              credit the settlement account
                                              of the Trustee.

                                       G.     In the case of Remarketed Notes
                                              sold through the Presenting Agent,
                                              as agent, the Presenting Agent
                                              will enter an SDFS deliver order
                                              through DTC's Participant
                                              Terminal System instructing SDTC
                                              (i) to debit such Remarketed Note
                                              to the Presenting Agent's
                                              participant account and credit
                                              such Remarketed Note to the
                                              participant account of the DTC
                                              participants maintained by
                                              DTC, (ii) to debit the settlement
                                              accounts of such DTC participants
                                              and credit the settlement account
                                              of the Presenting Agent
                                              maintained by DTC in an amount
                                              equal to the initial public
                                              offering price of such Remarketed
                                              Note.  In any case, the
                                              Presenting Agent, acting as agent
                                              or as principal, will enter an
                                              SDFS deliver order instructing
                                              DTC to debit the settlement
                                              account of the Presenting Agent
                                              and credit the settlement account
                                              of the Trustee in such amount
                                              less the Presenting Agent's
                                              discount or commission.

                                       H.     Transfers of funds in
                                              accordance with SDFS deliver
                                              orders described in
                                              Settlement Procedures F and G
                                              will be settled in accordance
                                              with SDFS operating
                                              procedures in effect on the
                                              settlement date.

                                       I.     Upon receipt, the Trustee will
                                              pay the Company, by wiring
                                              transfer of immediately available
                                              funds to an
                                              account specified by the
                                              Company to the Trustee from
                                              time to time, in the amount
                                              transferred to the Trustee in
                                              accordance with Settlement
                                              Procedure F.

                                       J.     The Trustee will send a copy of
                                              the book-entry note representing
                                              the Remarketed Note by first
                                              class mail to the Company
                                              together with a statement setting
                                              forth the principal amount of
                                              Remarketed Notes outstanding as
                                              of the related settlement date
                                              after giving effect to such
                                              transaction and all other offers
                                              to purchase Remarketed Notes of
                                              which the Company has advised the
                                              Trustee but which have not yet
                                              been settled.

                                       K.     If the Remarketed Note was sold
                                              through the Presenting Agent, as
                                              agent, the Presenting Agent will
                                              confirm the purchase of such
                                              Remarketed Note to the investor
                                              or other purchaser either by
                                              transmitting to the DTC
                                              participant with respect to such
                                              Remarketed Note a confirmation
                                              order through DTC's Participant
                                              Terminal System or by mailing a
                                              written confirmation to such
                                              investor or other purchaser.

Settlement Procedures                  For offers to purchase Remarketed Notes
Timetable:                             accepted by the Company, Settlement
---------------------                  Procedures "A" through "K" set forth
                                       above shall be completed as soon as
                                       possible but not later than the
                                       respective time (New York City time)
                                       set forth below:

                                       Settlement
                                       Procedure            Time
                                       ----------           ----

                                           A       11:00 a.m.  on the sale date
                                           B       12:00 noon  on the sale date
                                           C       No later than the close of
                                                   business on the Business Day
                                                   prior to the sale date, in
                                                   the case of pending
                                                   instructions, and
                                                   otherwise between 8:00 a.m.
                                                   and 1:30 p.m. on the
                                                   settlement date
                                           D       9:00 a.m. on settlement date
                                           E       3:00 p.m. on settlement date
                                          F-G      No later than 3:00 p.m. on
                                                   settlement date
                                           H       4:00 p.m. on settlement date
                                          I-K      5:00 p.m. on settlement date

                                              Settlement Procedure H is
                                              subject to extension in
                                              accordance with any extension
                                              of Fedwire closing deadlines
                                              and in the other events
                                              specified in the SDFS
                                              operating procedures in
                                              effect on the settlement
                                              sate.

                                              If settlement of a Remarketed
                                              Note is rescheduled or
                                              canceled, the Trustee will
                                              deliver to DTC, through DTC's
                                              Participant Terminal System,
                                              a cancellation message to
                                              such effect by no later than
                                              5:00 p.m., New York City
                                              time, on the Business Date
                                              immediately preceding the
                                              scheduled settlement date.

Failure to Settle:                      If the Trustee fails to enter an SDFS
------------------                      deliver order with respect to a
                                        Remarketed Note pursuant to
                                        Settlement Procedure F, the Trustee
                                        may deliver to DTC, through DTC's
                                        Participant Terminal System, as
                                        soon as practicable a withdrawal
                                        message instructing DTC to debit
                                        such Remarketed Note to the
                                        participant account of the Trustee
                                        maintained at DTC. DTC will process
                                        the withdrawal message, provided
                                        that such participant account
                                        contains a principal amount of the
                                        Remarketed Notes that is at least
                                        equal to the principal amount to be
                                        debited. If withdrawal messages are
                                        processed with respect to all the
                                        Remarketed Notes evidenced by a
                                        global Remarketed Note, the Trustee
                                        will mark such global Remarketed
                                        Note "canceled", make appropriate
                                        entries in its records and send
                                        certificate of destruction of such
                                        canceled global Remarketed Note to
                                        the Company. The CUSIP number
                                        assigned to such global Remarketed
                                        Note shall, in accordance with
                                        CUSIP Service Bureau procedures, be
                                        canceled and not immediately
                                        reassigned. If withdrawal messages
                                        are processed with respect to a
                                        portion of the Remarketed Notes
                                        represented by a single global
                                        Remarketed Note, the Trustee will
                                        exchange such global Remarketed
                                        Note for two Remarketed Notes, one
                                        of which shall represent the
                                        Remarketed Notes for which
                                        withdrawal messages are processed
                                        and shall be canceled immediately
                                        after issuance, and the other of
                                        which shall represent the other
                                        Remarketed Notes previously
                                        represented by the surrendered
                                        global Remarketed Note and shall
                                        bear the CUSIP number of the
                                        surrendered global Remarketed Note.

                                       In the case of any Remarketed Note
                                       sold through the Presenting Agent,
                                       as agent, if the purchase price of
                                       any Remarketed Note is not timely
                                       paid to the DTC participants with
                                       respect to such Remarketed Note by
                                       the beneficial investor or other
                                       purchaser thereof (or a person,
                                       including an indirect participant in
                                       DTC, acting on behalf of such
                                       investor or other purchaser), such
                                       DTC participants and, in turn, the
                                       related Presenting Agent may enter
                                       SDFS deliver orders through DTC's
                                       Participant Terminal System
                                       reversing the orders entered
                                       pursuant to Settlement Procedures F
                                       and G, respectively. Thereafter, the
                                       Trustee will deliver the withdrawal
                                       message and take the related actions
                                       described in the preceding
                                       paragraph. If such failure shall
                                       have



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



                                       occurred for any reason other than
                                       default by the applicable Presenting
                                       Agent to perform its obligations
                                       hereunder or under the Selling
                                       Agency Agreement, the Company will
                                       reimburse such Presenting Agent on
                                       an equitable basis for its
                                       reasonable loss of the use of funds
                                       during the period when the funds
                                       during the period when the funds
                                       were credited to the account of the
                                       Company.

                                       Notwithstanding the foregoing, upon
                                       any failure to settle with respect
                                       to a Remarketed Note, DTC may take
                                       any actions in accordance with its
                                       SDFS operating procedures then in
                                       effect. In the event of a failure to
                                       settle with respect to a Remarketed
                                       Note that was to have been
                                       represented by a global Remarketed
                                       Note also representing other
                                       Remarketed Notes, the Trustee will
                                       provide, in accordance with
                                       Settlement Procedure D, for the
                                       authentication and issuance of a
                                       global Remarketed Note representing
                                       such remaining Remarketed Notes and
                                       will make appropriate entries in its
                                       records.

Conversions:                            As long as the Remarketed Notes are
------------                            in the Short Term Rate Mode or the
                                        Long Term Rate Mode, the Company
                                        may change the Interest Rate Mode
                                        or Interest Rate Period at its
                                        option in the manner described in
                                        the Remarketed Notes. Any
                                        Conversion Notice or Floating
                                        Interest Rate Notice must be
                                        received by the Trustee and the
                                        Remarketing Agent from the Company
                                        in the manner and within the time
                                        period prescribed in the Remarketed
                                        Notes.

                                       With respect to proposed conversions
                                       into a Long Term Rate Period, notice
                                       of revocation or change by the
                                       Company must be received by the
                                       Trustee and the Remarketing Agent
                                       prior to 4:00 p.m., New York City
                                       time, on the third Business Day
                                       preceding the Interest Rate
                                       Adjustment Date. With respect to
                                       proposed conversions into a Short
                                       Term Rate Period, notice of
                                       revocation or change by the Company
                                       must be received by the Trustee and
                                       the Remarketing Agent prior to 9:30
                                       a.m., New York City time, on the
                                       Interest Rate Adjustment Date

Remarketing Procedures:                The Trustee will keep a record of the
-----------------------                Remarketing Agent with respect to each
                                       Remarketed Note.

                                       Unless the context otherwise
                                       requires, references herein to
                                       "interest rate" include the Spread
                                       (if any) and Spread Multiplier (if
                                       any), in the case of Remarketed
                                       Notes being remarketed at a floating
                                       interest rate.

                                       In connection with any Remarketed
                                       Note that is being remarketed into a
                                       Short Term Rate Period on the next
                                       Interest Rate Adjustment Date for
                                       such Remarketed Note, by 12:00 p.m.,
                                       New York City time, on such Interest
                                       Rate Adjustment Date, the applicable
                                       Remarketing Agent will determine the
                                       interest rate for such Remarketed
                                       Note to the nearest one thousandth
                                       (0.001) of one percent per annum for
                                       the next Interest Rate Period;
                                       provided that, in the event that the
                                       Remarketing Agent is unable to
                                       remarket such Remarketed Note by
                                       11:00 a.m., New York City time, it
                                       shall so notify the Company and,
                                       between 11:00 a.m., New York City
                                       time, and 12:00 p.m., New York City
                                       time, the Remarketing Agent shall
                                       use its reasonable efforts to
                                       determine the interest rate for any
                                       Remarketed Notes not successfully
                                       remarketed as of 11:00 a.m., New
                                       York City time.

                                       In connection with any Remarketed
                                       Note that is being remarketed into a
                                       Long Term Rate Period on the next
                                       Interest Rate Adjustment Date for
                                       such Remarketed Note, by 4:00 p.m.,
                                       New York City time, on the third
                                       Business Day preceding such Interest
                                       Rate Adjustment Date, the
                                       Remarketing Agent will determine the
                                       interest rate for such Remarketed
                                       Note to be the nearest one
                                       thousandth (0.001) of one percent
                                       per annum for the next Interest Rate
                                       Period, in the case of a fixed
                                       interest rate, and the Spread, if
                                       any, or Spread Multiplier, if any,
                                       in the case of a floating interest
                                       rate; provided that, if for any
                                       reason the Remarketing Agent is
                                       unable to determine such interest
                                       rate at such time, the next Interest
                                       Raid Period for such Remarketed Note
                                       shall be a Weekly Rate Period or
                                       such other Short Term Rate Period as
                                       the Company may determine by 9:30
                                       a.m., New York City time, on such
                                       Interest Rate Adjustment Date.

                                       By 12:30 p.m., New York City time,
                                       on the Interest Rate Adjustment Date
                                       for any Remarketed Note, the
                                       applicable Remarketing Agent will
                                       notify the Company and the Trustee
                                       in writing (which may include
                                       facsimile or appropriate electronic
                                       media), of (i) the interest rate and
                                       Interest Rate Adjustment Date
                                       applicable to such Note and all
                                       other Remarketed Notes for which
                                       such Remarketing Agent is
                                       responsible for remarketing for the
                                       next Interest Rate Period, (ii) the
                                       Interest Payment Dates (in the case
                                       of Remarketed Notes in the Long Term
                                       Rate Mode), (iii) the aggregate
                                       principal amount of all tendered
                                       Remarketed Notes for which such
                                       Remarketing Agent is responsible on
                                       such date, (iv) the aggregate
                                       principal amount of tendered
                                       Remarketed Notes that such
                                       Remarketing Agent were able to
                                       remarket, at a price equal to 100%
                                       of the principal amount thereof and
                                       (v) such other information as is
                                       contemplated by the Remarketing
                                       Agreement and also such information
                                       as the Trustee may require for
                                       settlement purposes.

                                       With respect to remarketing into a
                                       Long Term Rate Period, if by 4:00
                                       p.m., New York City time, on the
                                       third Business Day preceding the
                                       Interest Rate Adjustment Date the
                                       Remarketing Agent is unable to
                                       determine the interest rate for any
                                       Remarketed Note subject to such
                                       remarketing at such time, the next
                                       Interest Rate Period for such
                                       Remarketed Note shall be a Weekly
                                       Rate Period or such other Short Term
                                       Rate Period as the Company may
                                       determine by 9:30 a.m., New York
                                       City time, on the Interest Rate
                                       Adjustment Date.

                                       By telephone or in writing
                                       (including facsimile or appropriate
                                       electronic media) not later than
                                       approximately 1:00 p.m., New York
                                       City time, on such Interest Rate
                                       Adjustment Date, the applicable
                                       Remarketing Agent will advise each
                                       purchaser of Remarketed Notes
                                       remarketed on such date (or the DTC
                                       Participant of each such purchaser
                                       who it is expected in turn will
                                       advise such purchaser) of the
                                       principal amount of Remarketed Notes
                                       that such purchaser is to purchase.

                                       The applicable Remarketing Agent
                                       shall supply to any beneficial owner
                                       upon request information regarding
                                       the interest rate, and, in the case
                                       of a floating interest rate, Base
                                       Rate, Spread, if any, and Spread
                                       Multiplier, if any, Interest Rate
                                       Period and next Interest Rate
                                       Adjustment Date and other terms
                                       applicable to such beneficial
                                       owner's Remarketed Notes.

Settlement Procedures for              Remarketing  Settlement  Procedures  for
Remarketings:                          each Remarketed Note will be as follows:

                                       A.     All tendered Remarketed Notes
                                              will be automatically
                                              delivered to the account of
                                              the Trustee by book-entry
                                              through DTC pending payment
                                              of the purchase price or
                                              redemption price therefor, on
                                              the Interest Rate Adjustment
                                              Date relating thereto.

                                       B.     By 12:30 p.m., New York City time,
                                              on the Interest Rate Adjustment
                                              Date for the Remarketed Note, the
                                              applicable Remarketing Agent will
                                              notify the Company and the
                                              Trustee in writing (which may
                                              include facsimile or appropriate
                                              electronic media), of (i) the
                                              interest rate and Interest Rate
                                              Adjustment Date applicable to
                                              such Remarketed Note and all
                                              other Remarketed Notes for which
                                              such Remarketing Agent is
                                              responsible for remarketing for
                                              the next Interest Rate Period,
                                              (ii) the

                                              Interest Payment Dates (in
                                              the case of Remarketed Notes
                                              in the Long Term Rate Mode),
                                              (iii) the aggregate principal
                                              amount of all tendered
                                              Remarketed Notes for which
                                              such Remarketing Agent is
                                              responsible on such date,
                                              (iv) the aggregate principal
                                              amount of tendered Remarketed
                                              Notes that such Remarketing
                                              Agent was able to remarket,
                                              at a price equal to 100% of
                                              the principal amount thereof
                                              and (v) such other
                                              information as is
                                              contemplated by the
                                              Remarketing Agreement and
                                              also such information at the
                                              Trustee may require for
                                              settlement purposes.

                                       C.     Immediately after receiving
                                              notice from the Remarketing Agent
                                              as provided in B above, and not
                                              later than 1:30 p.m., New York
                                              City time, the Trustee will
                                              assign a CUSIP number to the
                                              Remarketed Note (which CUSIP
                                              number assigned to each
                                              Remarketed Note shall consist of
                                              the base issuer number and the
                                              three additional positions to
                                              form a CUSIP number unique to
                                              that remarketing) after
                                              being notified by the Remarketing
                                              Agent as provided in Remarketing
                                              Settlement Procedure B above and
                                              notify the Remarketing Agent in
                                              writing.

                                       D.     Immediately after assigning
                                              the CUSIP number as provided
                                              in C above and not later than
                                              1:30 p.m., New York City
                                              time, the Trustee will
                                              communicate to DTC and the
                                              Remarketing Agent through
                                              DTC's Participant Terminal
                                              System same-day settlement
                                              issuance instructions
                                              specifying the following
                                              settlement information:

                                              1.     The information set
                                                     forth in the
                                                     Remarketing Settlement
                                                     Procedure B(i) above
                                                     and the principal
                                                     amount of the
                                                     Remarketed Note.

                                              2.     Identification numbers
                                                     of the participant
                                                     accounts maintained by
                                                     DTC on behalf of the
                                                     Remarketing Agent and
                                                     the Trustee.

                                              3.     Next Interest Payment
                                                     Date for such
                                                     Remarketed Note,
                                                     number of days by
                                                     which such date
                                                     succeeds the related
                                                     record date for DTC
                                                     purposes and, if then
                                                     calculable, the amount
                                                     of interest payable on
                                                     such Interest Payment
                                                     Date.

                                              4.     CUSIP number of the
                                                     Remarketed Note.

                                              5.     Such other information as
                                                     DTC may require in
                                                     accordance with its
                                                     procedures as in effect
                                                     from time to time in order
                                                     to enter SDFS deliver
                                                     orders through DTC's
                                                     Participant Terminal
                                                     System (i) debiting such
                                                     Remarketed Note to the
                                                     Trustee's participant
                                                     account and crediting such
                                                     Remarketed Note to the
                                                     participant account of
                                                     Remarketing Agent (for
                                                     crediting to the account
                                                     of the purchaser)
                                                     maintained by DTC, (ii)
                                                     debiting the settlement
                                                     account of the Remarketing
                                                     Agent's participant and
                                                     crediting the settlement
                                                     account of the Trustee and
                                                     (iii) debiting the
                                                     settlement account of the
                                                     Trustee and crediting the
                                                     settlement account of the
                                                     beneficial owner
                                                     maintained by DTC, in an
                                                     amount equal to 100% of
                                                     the principal amount of
                                                     such Remarketed Note.

                                       E.     The Trustee will make the
                                              appropriate computer entries of
                                              the Remarketed Note to reflect
                                              the results of the remarketing of
                                              such Remarketed Note.  The
                                              Trustee will preserve for
                                              record-keeping purposes copies of
                                              the information provided by the
                                              Remarketing Agent as described
                                              above or by the Company in any
                                              Conversion Notice or Floating
                                              Interest Rate Notice and make
                                              such copies available to the
                                              Company and the Remarketing
                                              Agent upon request.

                                       F.     Each purchaser of Remarketed
                                              Notes in a remarketing must give
                                              instructions to its DTC
                                              Participant to pay the purchase
                                              price therefor in same day funds
                                              to the applicable Remarketing
                                              Agent (or to the Trustee) against
                                              delivery of the principal amount
                                              of such Remarketed Notes by
                                              book-entry through DTC by 3:00
                                              p.m., New York City time, on the
                                              Interest Adjustment Date.  The
                                              Remarketing Agent will make or
                                              use its reasonable efforts to
                                              cause to be made payment of such
                                              amount to the Trustee by
                                              book-entry through DTC to
                                              facilitate settlement as
                                              described in G below.

                                       G.     The Trustee will make payment by
                                              book-entry settlement with DTC to
                                              enable DTC to make payment to the
                                              DTC Participant of each tendering
                                              beneficial owner of Remarketed
                                              Notes subject to a remarketing,
                                              by book-entry through DTC by the
                                              close of business on the Interest
                                              Rate Adjustment Date against
                                              delivery through DTC of such
                                              beneficial owner's tendered
                                              Remarketed Notes, of: (i)the
                                              purchase price for such tendered

                                              Remarketed Notes that have
                                              been sold in the remarketing,
                                              and (ii) if any such
                                              Remarketed Notes were subject
                                              to purchase as described
                                              under "Failed Remarketings"
                                              below, the purchase price of
                                              such Remarketed Notes plus
                                              accrued interest, if any, to
                                              such date.

Failed Remarketings:                    By 12:15 p.m., New York City time, on
--------------------                    any Interest Rate Adjustment Date,
                                        the applicable Remarketing Agent
                                        shall notify the Company and the
                                        Trustee in writing (which includes
                                        facsimile or appropriate electronic
                                        media), of the principal amount of
                                        Remarketed Notes that such
                                        Remarketing Agent were unable to
                                        remarket at a price equal to 100%
                                        of the principal amount thereof
                                        plus accrued interest, if any, on
                                        such date. Such notice will
                                        constitute a demand on the Company
                                        to purchase such unremarketed
                                        Remarketed Notes at an aggregate
                                        purchase price equal to 100% of the
                                        principal amount thereof plus
                                        accrued and unpaid interest, if
                                        any.

                                       The Company will deposit same-day
                                       funds with the Trustee by 3:00 p.m.,
                                       New York City time, on such Interest
                                       Rate Adjustment Date, in an amount
                                       equal to the principal amount of
                                       such unmarketed Remarketed Notes
                                       plus accrued and unpaid interest, if
                                       any.

                                                                   EXHIBIT B

                           JOHNSON CONTROLS, INC.

                        Medium Term Notes, Series D

                              Due Nine Months
                         or More from Date of Issue

                              TERMS AGREEMENT


                                                        ______________, 199__




Attention:

         Subject in all respects to the terms and conditions of the Selling Agency Agreement (the "Agreement") dated December 2, 1997, between BancAmerica Robertson Stephens, First Chicago Capital Markets, Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Morgan Stanley & Co., and NationsBanc Montgomery Securities, Inc., and you, the undersigned agrees to purchase the following Notes of Johnson Controls, Inc.

[Add additional terms as may be needed to identify Notes.]

[Specified Currency]:

Aggregate Principal Amount:                $

Interest Rate:

Date of Maturity:

Interest Payment Dates:

Regular Record Dates:

Discount or Commission:                    % of Principal Amount

Purchase Price:                            % of Principal Amount [plus accrued
                                           interest from ____________, 199__]

Purchase Date and Time:

Place for Delivery of Notes
and Payment Therefor:

Method of Payment:

Modification, if any, in
the requirements to deliver
the documents specified in
Section 6(b) of the Agreement:

Period during which additional
Notes may not be sold pursuant
to Section 4(m) of the Agreement:



                                              [Purchaser]


                                              By:____________________


Accepted:

Johnson Controls, Inc.


By:________________
   Title:

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